                                  PROSPECTUS
                   STATE BOND MINNESOTA TAX-FREE INCOME FUND
                           100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota 56073-0069
                             Phone: (507) 354-2144

                                                                November 1, 1996

State Bond Minnesota Tax-Free Income Fund (the "Fund") is a mutual fund which seeks to maximize current income exempt from both federal income tax and Minnesota personal income tax to the extent consistent with preservation of capital. The Fund is the only investment portfolio of State Bond Tax-Free Income Funds, Inc.

This Prospectus concisely sets forth information about the Fund which investors should know before investing. Please read it carefully before you invest and keep it for future reference.

Additional information about the Fund is contained in a Statement of Additional Information filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Fund at (800) 328-4735, 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER FEDERAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
-----------------
                                                                       Page
                                                                       ----

SHAREHOLDER TRANSACTION AND OPERATING EXPENSE TABLE                       3
FINANCIAL HIGHLIGHTS                                                      4
WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?           5
HOW IS THE FUND MANAGED?                                                 13
WHAT ARE THE FUND'S BROKERAGE COMMISSIONS?                               14
HOW CAN YOU INVEST IN THE FUND?                                          15
HOW IS THE OFFERING PRICE OF THE FUND'S SHARES DETERMINED?               16
HOW ARE THE FUND'S SALES CHARGES DETERMINED?                             17
HOW CAN YOU "SELL" YOUR SHARES?                                          17
HOW DOES THE FUND'S EXCHANGE PRIVILEGE WORK?                             20
HOW DOES THE FUND PAY DIVIDENDS AND DISTRIBUTIONS?                       21
WHAT IS THE TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS YOU RECEIVE?       21
WHAT IS THE FUND'S PLAN OF DISTRIBUTION?                                 23
WHO ARE THE FUND'S ACCOUNTING AGENT AND ITS CUSTODIAN?                   24
WHAT SERVICES DOES THE FUND OFFER?                                       24
GENERAL INFORMATION ABOUT STATE BOND MINNESOTA TAX-FREE INCOME FUND      25
INVESTMENT PERFORMANCE                                                   25
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                              26

SHAREHOLDER TRANSACTION AND OPERATING EXPENSE TABLE

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage
 of offering price)                                             4.50%

                         ANNUAL FUND OPERATING EXPENSES
                 (As a percentage of average daily net assets)

Management Fee (After Expense Reimbursement)                     .43%
12b-1 Fee                                                        .25%
Other Expenses                                                   .32%
                                                                ----
Total Fund Operating Expenses (After Expense Reimbursements)    1.00%
                                                                ====

A fee of $10 will be charged for certain redemptions by wire transfer. See "How Can You 'Sell' Your Shares?"

EXAMPLE:
You would pay the following aggregate expenses on a $1,000 investment, assuming:
(1) 5% annual return and (2) redemption at the end of each time period:


1 Year              3 Years           5 Years          10 Years

$55                 $75               $98              $162

--------------------
Note: This Example is not a representation of past or future expenses and actual expenses may be more or less than those shown above.

The Fund's shares have an asset-based sales fee which may result in long-term shareholders paying more than the economic equivalent of the maximum front-end sales charge permitted by NASD regulations.

The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The expense information in the above table is based upon expenses incurred by the Fund during its fiscal year ended June 30, 1996. The above operating expenses are net of expense reimbursements. Without such reimbursements, the management fee would have been .60%, for total operating expenses of 1.17% of average daily net assets. For more information concerning fees and expenses, see "What Is The Fund's Plan Of Distribution?" and "How Is The Fund Managed?" For information on additional sales charges that may be payable upon exchange into a fund in the State Bond Group which has a higher sales charge, see "How Does The Exchange Privilege Work?".

                                 FINANCIAL HIGHLIGHTS

The information presented below for the fiscal years ended June 30, 1995 and 1996 has been audited by Ernst & Young LLP, independent auditors for the Fund, and the financial statements of the Fund, along with the report of Ernst & Young LLP thereon, are set forth in the Statement of Additional Information. The information presented below for each fiscal year in the three-year period ended June 30, 1994 has been audited by the previous auditors for the Fund. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Fund at the telephone number or address on the front cover of this Prospectus.

                PER SHARE INVESTMENT INCOME AND CAPITAL CHANGES
                 (For a share outstanding throughout the year)

                               YEAR ENDED JUNE 30

                                                                                                                   January 6, l988
                                                                                                                    (Commencement
                                                                                                                    of Operations)
                                                                                                                       through
                                        1996     1995#      1994      1993      1992     1991     1990     1989     June 30, 1988
                                      -------   -------   -------   -------   -------   ------   ------   ------   ---------------
Net asset value, beginning
 of year                              $ 10.61   $ 10.45   $ 10.94   $ 10.49   $ 10.18   $10.11   $10.23   $ 9.65        $10.00
Income from investment
 operations:
  Net investment income                   .53       .56       .56       .59       .61      .62      .64      .65           .29
  Net realized and
   unrealized gain (loss)
   on investments                        (.03)      .16      (.47)      .45       .33      .07     (.12)     .58          (.35)
                                      -------   -------   -------   -------   -------   ------   ------   ------        ------
  Total from investment
   operations                             .50       .72       .09      1.04       .94      .69      .52     1.23          (.06)
 Less distributions:
   From net investment
    income                               (.53)     (.56)     (.56)     (.59)     (.61)    (.62)    (.64)    (.65)         (.29)
   From net realized gain                (.02)       --      (.02)       --      (.02)      --       --       --            --
                                      -------   -------   -------   -------   -------   ------   ------   ------        ------
   Total distributions                   (.55)     (.56)     (.58)     (.59)     (.63)    (.62)    (.64)    (.65)         (.29)
                                      -------   -------   -------   -------   -------   ------   ------   ------        ------
Net asset value, end of year          $ 10.56   $ 10.61   $ 10.45   $ 10.94   $ 10.49   $10.18   $10.11   $10.23        $ 9.65
                                      =======   =======   =======   =======   =======   ======   ======   ======        ======
Total Return**                           4.78%     7.10%      .79%    10.06%     9.47%    6.87%    5.48%   13.18%        (1.03%)*
Ratios and Supplemental Data:
 Net assets, end of year
  (in thousands)                      $19,197   $18,178   $16,486   $15,318   $12,244   $9,238   $6,189   $4,997        $3,196
Ratio of expenses to
 average net assets***                   1.00%     1.00%     1.00%     1.00%     1.00%    1.00%    1.00%    1.00%         1.00%*
Ratio of net investment
 income to average net assets***         5.02%     5.37%     5.14%     5.41%     5.86%    6.17%    6.34%    6.56%         6.47%*
Portfolio turnover rate                    13%        6%        2%       15%        1%       8%       2%      --            --
--------------------------
#    ARM Capital Advisors, Inc. began managing the investment operations of the Fund on June 14, 1995.
*    Annualized
**   Total return does not consider the effects of the one time sales charge.
***  The Fund's investment adviser voluntarily reimbursed the Fund on a monthly basis for expenses incurred in excess of 1% of average daily net assets. Without such voluntary reimbursement, the ratio of expenses to average net assets in each of the respective fiscal years would have been as follows: 1996--1.17%; 1995--1.24%; 1994--1.29%; 1993--1.38%; 1992--1.54%;
     1991--1.65%; 1990--1.87%; 1989--2.19%; and 1988--3.10% (annualized). Without such voluntary reimbursement, the ratio of net investment income to average net assets in each of the respective fiscal years would have been as follows: 1996 - 4.85%; 1995 - 5.10%; 1994 - 4.87%; 1993 - 5.02%; 1992 - 5.32%; 1991 - 5.52%; 1990 -5.47%; 1989 - 5.37%;
     1988 - 4.37% (annualized).


        WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES AND RISKS?

The Fund seeks to maximize current income exempt from both Federal income tax and Minnesota personal income tax to the extent consistent with preservation of capital. In pursuing these goals, under normal circumstances the Fund invests at least 80% of the value of its assets in debt obligations issued by or on behalf of the State of Minnesota and its political subdivisions, the income from which is exempt from federal income tax and Minnesota personal income tax (referred to in this prospectus as "Minnesota Tax-Exempt Securities"). The Fund intends to invest its assets such that at least 95% of its tax-exempt interest income is derived from Minnesota Tax-Exempt Securities. Generally, the values of the securities in which the Fund will invest, and accordingly the value of the Fund's shares, will fall as interest rates rise and rise as interest rates fall. There is no assurance that the Fund's goals will be achieved.

The Minnesota Tax-Exempt Securities in which the Fund invests consist of securities rated within the following grades assigned by Moody's Investors Service, Inc. ("Moody's"): Aaa, Aa, A, Baa, Ba and B for bonds; MIG-1, MIG-2, MIG-3 for notes; and Prime-1 and Prime-2 for commercial paper, or within the following grades assigned by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P"): AAA, AA, A, BBB, BB and B for bonds; SP-1 and SP-2 for notes; and A-1 and A-2 for commercial paper. Currently the Fund does not invest in bonds rated below A, and the Fund has no current intention of doing so. The risk of default, including nonpayment of principal or interest, on bonds and notes rated Baa or MIG-4 or below by Moody's or BBB or SP-3 or below by S&P is higher than the risk on such securities rated within the higher grades. Such securities are more speculative and more sensitive to economic changes than higher rated bonds and notes. A description of ratings of the Minnesota Tax-Exempt Securities in which the Fund may invest is included as Appendix A to the Statement of Additional Information.

The Fund may invest in unrated Minnesota Tax-Exempt Securities, if, in the judgment of ARM Capital Advisors, Inc. (the "Manager"), the financial condition of the issuer of such securities at the time of purchase is comparable to and the securities are otherwise similar in quality to those rated securities the Fund would purchase. As a matter of fundamental policy, the Fund may not invest more than 25% of its assets in unrated Minnesota Tax-Exempt Securities.
Although securities that are not rated are not necessarily of lower quality, the market for them may not be as broad as for rated securities, since many investors rely upon ratings agencies for credit appraisal.

As a matter of fundamental policy, the Fund may not purchase Minnesota Tax-Exempt Securities that are not rated within the three highest grades by either Moody's or S&P, or that are unrated, unless such securities are insured as to the payment of all installments of principal and interest.

As a matter of fundamental policy, under normal circumstances at least 80% of the value of the Fund's assets will be invested in Minnesota Tax-Exempt Securities. Up to 20% of the assets of the Fund may generate interest that is an item of tax preference for purposes of the Federal and Minnesota alternative minimum tax ("AMT").

In addition, while the Fund attempts, under normal market conditions, to invest all of its assets in Minnesota Tax-Exempt Securities, the Fund temporarily may invest up to 20% of the value of its assets in taxable obligations (i) when the Manager believes abnormal market conditions dictate a temporary defensive posture in taxable obligations; (ii) pending investment of proceeds of sales of shares or reinvestment of proceeds of sales of portfolio securities; or (iii) to meet redemptions of shares by shareholders. Also, on a temporary defensive basis due to market conditions, the Fund may invest up to 100% of its assets in taxable obligations or may hold up to 100% of its assets in cash. The taxable obligations in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; other debt securities rated within the two highest grades by either Moody's or S&P (or if unrated, of comparable quality in the opinion of the Manager); commercial paper rated in the two highest grades by either of such rating services (or of comparable quality); certificates of deposit, letters of credit and bankers' acceptances of domestic banks and savings institutions having total assets over one billion dollars or certificates of deposit of other domestic banks or savings institutions which are fully insured by the Federal Deposit Insurance Corporation; and repurchase agreements with respect to any of the foregoing investments or Minnesota Tax-Exempt Securities which qualify for investment by the Fund.

Minnesota Tax-Exempt Securities

The Minnesota Tax-Exempt Securities in which the Fund invests consist of bonds, notes, commercial paper and municipal leases issued by the State of Minnesota, its political subdivisions (including municipalities), governmental agencies or instrumentalities, or Indian tribal governments located in Minnesota.

Bonds are obligations issued to obtain funds for various public purposes, such as the construction or improvement of public facilities including airports, highways, hospitals, housing, nursing homes, parks, public buildings, recreational facilities, school facilities, and sewer and water works. Other public purposes for which bonds may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and fire fighting equipment, or any authorized corporate purpose of the issuer, except the payment of current expenses. Notes and commercial paper are generally used to provide for short-term capital needs and ordinarily have a maturity of up to one year. Notes are frequently issued in anticipation of tax revenue, revenue from other government sources or revenue from bond offerings. Short-term, unsecured commercial paper is often used to finance seasonal working capital needs or to provide interim construction financing.

Municipal leases are obligations of state and local government units incurred to lease or purchase equipment or other property utilized by such governments. The Fund will not originate leases as a lessor, but will instead purchase a participation interest in the regular payment stream of the underlying lease from a bank, equipment lessor or other third party.

In addition, certain types of securities (generally referred to as "private activity bonds") may be issued by or on behalf of public authorities to finance privately operated pollution control facilities, certain local water supply, gas, electricity or waste disposal facilities, and the construction or improvement of certain other privately operated facilities.

Minnesota Tax-Exempt Securities may also be classified into two types of obligations: general obligation and limited obligation (or revenue) securities. General obligation securities involve the pledge of the full faith and credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Limited obligation

(revenue) securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, such as the user of the facility. Private activity bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is therefore usually directly related to the credit standing of the user of the facility (or the credit standing of a third-party guarantor or other credit enhancement participant, if any).

Like all debt obligations, Minnesota Tax-Exempt Securities are subject to credit risk and market risk. Credit risk relates to the issuer's ability to make timely payments of principal and interest. Market risk relates to the changes in market values that occur as a result of variations in the level of prevailing interest rates, yield relationships and other factors in the tax-exempt securities market. Generally, higher quality tax-exempt securities will provide a lower yield than lower quality tax-exempt securities of similar maturity and are subject to lesser credit risks than lower quality tax-exempt securities. Furthermore, for any given change in the level of interest rates, prices tend to fluctuate less for higher quality issues than for lower quality issues, and more for longer maturity issues than for shorter maturity issues. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the credit worthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Risk Factors Regarding Investments in Minnesota

Because the Fund will normally invest at least 80% of its assets in Minnesota Tax-Exempt Securities and because it seeks to maximize income derived from Minnesota Tax-Exempt Securities, it is more susceptible to factors adversely affecting the state of Minnesota and issuers of Minnesota Tax-Exempt Securities than would be a municipal bond fund that is not so concentrated in such obligations.

The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. The Minnesota Department of Finance April 1996 Estimates project that the current biennium will end June 30, 1997 with a $1 million surplus, plus a $350 million cash flow account balance plus a $270 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $18.9 billion. Planning estimates (extrapolations) for the biennium ending June 30, 1999 show a General Fund deficit of $71 million, after funding a $350 million cash flow account plus a $270 million budget reserve, if current law is not changed. Accordingly, there may be additional revenue increases or spending cuts relative to current law. Furthermore, under current law spending caps, State expenditures for education finance (K-12 and corrections) in the biennium ending June 30, 1997 are not anticipated to be sufficient to maintain current program levels. The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. The Department of Finance February 1996 Forecast states that possible federal spending cuts could reduce federal aid to Minnesota's state and local governments by a total of $3.2 billion over seven years. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.

State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the value or marketability of Minnesota Tax-Exempt Securities held by the Fund or the ability of the respective obligors to make timely payment of the principal and interest on such obligations.

Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1995. Since 1980, Minnesota per capita income generally has remained above the national average. During 1994 and 1995, the State's monthly unemployment rate generally was less than the national unemployment rate.

Both possible future changes in federal and State income tax laws, including rate reductions, and recent Minnesota tax legislation could adversely affect the value and marketability of Minnesota Tax-Exempt Securities held by the Fund.
See "What Is the Tax Status of Dividends and Distributions You Receive?" below.

Diversification

The Fund is a "non-diversified" management investment company and as such is not required to meet any diversification requirements under the Investment Company Act of 1940, as amended (the "Act"). The Fund is required to meet certain standards to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). At the end of each fiscal quarter with respect to at least 50% of its total assets: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. (By comparison, a "diversified" investment company must at all times satisfy those two conditions with respect to 75% of the value of its total assets). As for the other 50% of the Fund's total assets not subject to the limitations described above, the sole limitation on concentration of these assets is that at the end of each fiscal quarter not more than 25% of such assets may be invested in the securities of any one issuer. Investment in a non-diversified investment company such as the Fund may entail greater risks than investment in a "diversified" fund. Because of the relatively small number of issuers of investment grade Minnesota Tax-Exempt Securities, the Fund's non-diversified status permits it from time to time to concentrate its assets in the securities of a few issuers which the Fund's Manager deems to be attractive investments, rather than invest in securities of a large number of issuers merely to satisfy the Act's diversification requirements. Although the Fund's Manager believes that the ability to concentrate the investments of the Fund in particular issuers is advantageous when investing in Minnesota Tax-Exempt Securities, such concentration involves an increased risk of loss to the Fund should any particular issuer be unable to make interest or principal payments or should the market value of particular securities decline.

The Fund reserves the right to invest more than 25% of its assets in private activity revenue bonds. As a matter of fundamental policy, the Fund may not concentrate in any one industry. In addition, as a matter of fundamental policy, the Fund may not invest more than 25% of its assets in private activity bonds which are based, directly or indirectly, on the credit of private entities in any one industry or in securities of private issuers in any one industry (governmental issuers are not considered part of any "industry"). See "Investment Restrictions" in the Statement of Additional Information.


Insurance

The Fund may purchase Minnesota Tax-Exempt Securities that are not rated within the three highest grades by Moody's or S&P, or are unrated, only if such securities are insured as to the payment of all installments of principal and interest. Insurance is not a substitute for the basic credit of an issuer, but supplements the credit and provides additional security therefor. While insurance minimizes the credit risk associated with the default of a particular security, it does not protect against market risk and therefore does not guarantee the market value of the securities in the Fund's portfolio or the value of the shares of the Fund. (The market value of an insured security may differ from the face value due to fluctuations in interest rates.) In addition, insurance of principal refers to insuring the payment of the face or par value of the insured security, and not the purchase price paid for the security by the Fund. To the extent that the Fund purchases insured securities, the Fund may be dependent upon the credit of the insurance companies issuing the policies insuring such securities, and subject to the risk that a particular insurer of securities the Fund may hold may encounter financial difficulties. Municipal bond insurance is a relatively new form of insurance, and the issuers of municipal bond insurance are for the most part relatively new companies without any long-term historical record of claims under their policies. The Fund cannot predict the level of risk involved in purchasing insured Minnesota Tax-Exempt Securities.

Insured Minnesota Tax-Exempt Securities held by the Fund may be insured by (i) a "New Issue Policy" obtained by the issuer of the security or another party (generally a dealer) at the time of issuance, for which all premiums are paid in advance; (ii) a "Secondary Market Policy" which is obtained at a time other than issuance, generally by a person other than the issuer (such as the Fund), and provides insurance to the maturity of the security (regardless of whether the purchaser of the insurance continues to hold the security), and for which all premiums are paid in advance, or (iii) a mutual fund "Portfolio Insurance Policy" that the Fund has obtained from Financial Guaranty Insurance Company (''Financial Guaranty") or may obtain from another insurance company approved by the Board of Directors. From time to time Financial Guaranty also may be the issuer of New Issue Policies or Secondary Market Policies insuring securities purchased by the Fund. If a Minnesota Tax-Exempt Security purchased by the Fund is covered by a New Issue Policy or a Secondary Market Policy providing insurance to maturity and issued by an insurer that the Manager believes is satisfactory, then such a security is not required to be additionally insured by the Fund under its own Portfolio Insurance Policy.

Coverage under a New Issue Policy or Secondary Market Policy is noncancellable and will continue in force so long as the security insured thereunder is outstanding and the insurer remains in business. The existence of such insurance for securities in the Fund's portfolio may have an effect on the resale value of such securities. New Issue Policies and Secondary Market Policies may be considered to represent an element of market values of securities insured thereunder, but the exact effect, if any, of this insurance on such market values generally cannot be estimated.

Under the Portfolio Insurance Policy issued by Financial Guaranty, insurance on any particular security will be effective only so long as the Fund is in existence and continues to pay the applicable premium, Financial Guaranty remains in business and such security continues to be held by the Fund. Financial Guaranty cannot cancel coverage already in force with respect to securities owned by the Fund and covered by the Portfolio Insurance Policy, except for nonpayment of premiums. Any security for which insurance is canceled as provided herein will be sold by the Fund as promptly thereafter as reasonably possible. In the event of a sale by the Fund of any security insured by the Portfolio Insurance Policy, or payment of the principal of the security prior to maturity, the insurance purchased from Financial Guaranty will terminate as to such security.

Premium rates for each issue of Minnesota Tax-Exempt Securities covered by the Portfolio Insurance Policy from Financial Guaranty will be fixed for the life of the Fund. The premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of covered securities during the month. Premiums are paid from the Fund's assets and reduce its current yield by the amount of such premiums. The Manager estimates that annual premiums for the Portfolio Insurance Policy will range from approximately .1 of 1% to .2 of 1% of average daily net assets.

Financial Guaranty may not cancel the Portfolio Insurance Policy except for failure to pay the premium. Nonpayment of premiums on the Portfolio Insurance Policy will, under certain circumstances, result in the cancellation of the Portfolio Insurance Policy and will also permit Financial Guaranty to take action against the Fund to recover premium payments due it. The Portfolio Insurance Policy is terminable by the Fund upon sixty days' prior written notice to Financial Guaranty. If it becomes necessary or desirable to do so, the Fund may terminate the Portfolio Insurance Policy with Financial Guaranty and obtain portfolio insurance from another insurer.

Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to an independent agent that portion of the principal of and interest on a security insured thereunder which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer. Financial Guaranty will make such payments to the agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty receives notice of non-payment, whichever is later. The agent will disburse to the Fund the amount of such unpaid principal and/or interest upon receipt of evidence of the Fund's right to receive payment of unpaid principal and/or interest and evidence that all of the rights to such payment shall, upon disbursement by the agent, vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of, as applicable, the security, appurtenant coupon or right to principal thereof, and shall be fully subrogated to the Fund's rights thereunder.

Under the Portfolio Insurance Policy, Financial Guaranty is not obligated to insure all Minnesota Tax-Exempt Securities that the Fund may wish to purchase. In determining whether to insure any Minnesota Tax-Exempt Security, Financial Guaranty will apply its own standards, which are not necessarily the same as the criteria used in regard to selection of investments by the Manager. Financial Guaranty's decision to insure a security is made prior to the purchase of such security by the Fund. Contracts to purchase Minnesota Tax-Exempt Securities are not covered by the Portfolio Insurance Policy, although securities underlying such contracts (once approved by Financial Guaranty) are covered by such insurance upon delivery to the Fund or its Custodian.

The Fund may at any time purchase from Financial Guaranty or any other approved insurer a Secondary Market Policy, including on any security purchased by the Fund which is covered by the Portfolio Insurance Policy. The coverage, and the obligation to pay monthly premiums, under the Portfolio Insurance Policy with respect to a security would cease with the purchase by the Fund of a Secondary Market Policy on such security. The Fund may purchase insurance under a Secondary Market Policy in lieu of coverage under the

Portfolio Insurance Policy at any time if the Manager believes such insurance would best serve the Fund's interest in meeting its objectives and policies.

One of the purposes of acquiring such a Secondary Market Policy would be to enable the Fund to sell the portfolio security to a third party as an "AAA" rated insured security at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested from Moody's or S&P for each security.) Such Secondary Market Policy would likely be purchased if, in the opinion of the Manager, the market value or net proceeds of a sale by the Fund would exceed the current value of the security (without insurance) plus the cost of the policy. Any difference between the excess of a security's market value as an "AAA" rated security over its market value without such rating, including the single premium cost thereof, would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the portfolio security. No assurance can be given that the purchase of a Secondary Market Policy will enable the Fund to obtain a higher price upon sale of the security.

If an issuer defaults on a security, the Fund may be required to take one of several actions. One possibility is that the Fund may purchase a Secondary Market Policy for the security. In that case, the Fund may have the ability to sell such security without realizing a significant loss or continuing to hold the security in its portfolio in order to continue in force the coverage of the Portfolio Insurance Policy, if the security is covered thereby. However, no assurance can be given that the purchase of such insurance will enable the Fund to so sell the security.

Alternatively, if a defaulted security is covered by the Portfolio Insurance Policy, the Fund might continue to hold it. While a defaulted security subject to the Portfolio Insurance Policy is held by the Fund, the Fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due. Because coverage under the Portfolio Insurance Policy terminates upon sale of a security from the Fund's portfolio, such insurance does not have an effect on the resale value of the securities. It is the intention of the Fund to retain any securities insured under a Portfolio Insurance Policy which are in default or in significant risk of default, and to place a value on the insurance which will be equal to the difference between the market value of the defaulted security and the market value of similar securities which are not in default. (See "How is the Offering Price of the Fund's Shares Determined?"). To the extent that it holds defaulted securities, the Fund may be unable under certain circumstances to purchase other Minnesota Tax-Exempt Securities.

Financial Guaranty Insurance Company. Financial Guaranty is a New York stock insurance company, with principal offices at 175 Water Street, New York, New York 10038. As of June 30, 1996, Financial Guaranty's capital base (capital and surplus plus contingency reserve) was approximately $1,485,200,000, as reported to the New York State Insurance Department. For further information regarding Financial Guaranty, see the Statement of Additional Information.

Floating Rate, Variable Rate, and Inverse Floating Rate Securities

The Fund may purchase floating and variable rate Minnesota Tax-Exempt Securities, which are Minnesota Tax-Exempt Securities having a coupon (stated interest rate paid by the issuer) that is adjusted or reset from time to time. Certain of these securities ("floating or variable rate demand notes") have a stated maturity in excess of one year, but permit the holder to demand payment of principal plus accrued interest upon a specified number of days' notice. The issuer of floating or variable rate demand notes normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the notes plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals, based on a known lending rate, generally the rate on 90-day U.S. Treasury bills. Frequently, floating or variable rate demand notes are secured by letters of credit or other credit support arrangements provided by banks. The Fund will invest in floating or variable rate demand notes so long as the letters of credit or other credit support arrangements do not adversely affect the tax exempt status of these obligations. The Manager will rely upon the opinion of the issuer's bond counsel to determine whether such obligations are exempt from federal income taxes.

The Fund also may invest in inverse or reverse floating rate Minnesota Tax-Exempt Securities. Inverse or reverse floating rate Minnesota Tax-Exempt Securities are securities with a coupon that moves in the reverse direction to an applicable index, such as the London Interbank Offered Rate ("LIBOR"). Accordingly, the coupon thereon will increase as interest rates decrease. Inverse or reverse floating rate securities are typically more volatile than fixed rate or other types of floating rate securities. Investments in inverse or reverse floating rate securities may be made by the Fund to attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates. The Fund would be adversely affected by the purchase of such securities in the event of an increase in interest rates since the coupon thereon will decrease as interest rates increase, and the value of the securities may decrease more than would other debt securities, in some cases to zero.

The Manager will monitor the creditworthiness of the issuers of floating rate, variable rate, and inverse or reverse floating rate Minnesota Tax-Exempt Securities. Such obligations are not as liquid as many other types of Minnesota Tax-Exempt Securities.


Repurchase Agreements

The Fund may enter into repurchase agreements with broker-dealers and financial institutions. A repurchase agreement is an agreement under which the Fund acquires an instrument subject to resale to the seller at an agreed price and date. The resale price reflects an agreed-upon return for the period the instrument is held by the Fund and is unrelated to the coupon provided by the instrument. Repurchase agreements are usually for periods of one week or less, but may be for longer periods. As a fundamental policy the Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% of its net assets would be invested collectively in such agreements and in other securities deemed to be illiquid. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Fund might also incur disposition costs in liquidating the security.

When-Issued Securities

The Fund may enter into commitments to purchase new issues of Minnesota Tax-Exempt Securities on a when-issued basis. Delivery and payment for these securities normally take place 15 to 45 days after the date of commitment.
There is a risk that due to changes in interest rates between the commitment date and settlement date the market value of the security on the settlement date may be less than its purchase price.

With regard to each commitment agreement for when-issued securities, the Fund will maintain in a segregated account with its custodian commencing on the commitment date, cash or high-grade liquid debt obligations equal in value to the purchase price due on the settlement date under such agreement.

The Fund will only make commitments to purchase when-issued Minnesota Tax-Exempt Securities with the intention of actually acquiring the securities, but if deemed advisable the Fund may sell these securities before the settlement date or may meet its payment obligations from proceeds of the sale of the when-issued securities themselves (which may then have a market value greater or less than the Fund's payment obligation).

Investment Restrictions

In addition to the policies and limitations set forth above, the Fund is subject to certain other investment policies and limitations set forth more fully in the Statement of Additional Information. As a matter of fundamental policy, the Fund may not: (1) borrow money, except for temporary purposes in emergency situations and in an aggregate amount not in excess of 20% of the value of the total assets of the Fund; provided that borrowings in excess of 5% of such value are permitted from banks only; (2) mortgage or pledge assets, except that up to 10% of the Fund's assets can be used to secure borrowings; (3) purchase securities of any issuer if immediately thereafter, with respect to 50% of the Fund's total assets, more than 5% of such assets would be invested in the securities of any one issuer, except that this limitation does not apply to obligations issued or guaranteed as to principal and interest either by the U.S. government or its agencies or instrumentalities; or (4) purchase private activity bonds if immediately thereafter more than 25% of the Fund's assets would be invested in private activity bonds which are based, directly or indirectly, on the credit of private entities in any one industry or in securities of private issuers in any one industry.

Except as specifically noted above, the investment policies described above are not fundamental and the Board of Directors of the Fund may change them without the vote of a majority of the Fund's outstanding voting securities. The Board may not change the Fund's investment objective, nor any other fundamental policy, without such a vote. Under the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                           HOW IS THE FUND MANAGED?

The Board of Directors provides broad supervision over the affairs of the Fund. Pursuant to an Investment Advisory and Management Agreement approved by the Board and the shareholders of the Fund, ARM Capital Advisors, Inc. (the "Manager") manages the investments of the Fund and administers its business and other affairs. The address of the Manager is 200 Park Avenue, 20th Floor, New York, New York 10166.

The Manager is a wholly-owned subsidiary of ARM Financial Group, Inc. ("ARM"), a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $5.9 billion.

The Manager commenced investment advisory operations on January 5, 1995, on which date it acquired the domestic fixed income unit of Kleinwort Benson Investment Management Americas Inc. The Manager has managed the Fund since June 14, 1995 and since that date has also managed the other mutual funds in the State Bond Group of mutual funds: State Bond Cash Management Fund, State Bond Common Stock Fund, State Bond Diversified Fund, State Bond Tax Exempt Fund, and State Bond U.S. Government and Agency Securities Fund.

Keith O. Martens, Senior Vice President and Portfolio Manager of the Manager and Vice President of the Fund, is responsible for selection of investments and management of the Fund. Mr. Martens has managed the Fund since the Fund's inception in December of 1987. Mr. Martens is also the principal manager of the State Bond Common Stock Fund, State Bond Diversified Fund, State Bond U.S. Government and Agency Securities Fund, State Bond Cash Management Fund and State Bond Tax Exempt Fund.

The Fund pays the Manager a management fee, calculated daily and payable monthly, equal to an annual fee of .85 of 1% of the first $100,000,000 of average daily net assets of the Fund and .80 of 1% of the average daily net assets of the Fund in excess of $100,000,000. A portion of this fee is paid to SBM Financial Services, Inc. (the "Distributor") in connection with the Fund's Plan of Distribution (the "Plan") (see "What About The Plan of Distribution?") The gross management fee (before payment to the Distributor of the fee under the Plan) is higher than the management fees paid by most other investment companies principally because it includes the fee paid by the Manager under the Plan to the Distributor. The Fund pays all its expenses other than those assumed by the Manager. Total expenses for the Fund for its fiscal year ended June 30, 1996 amounted to 1.00% of average daily net assets after voluntary expense reimbursement.

Proposed Reorganization of the Fund

  The Board of Directors of the Fund has approved a proposal to reorganize the Fund. The reorganization will involve the sale of the Fund's assets, subject to certain liabilities, to Federated Municipal Opportunities Fund, Inc. (the "Federated Fund"), a mutual fund advised by Federated Investors, in exchange for shares of the Federated Fund. Shares of the Fund would be exchanged at net asset value for shares of equivalent value of the Federated Fund. The reorganization transaction is subject to approval by Fund shareholders and to certain other conditions prior to closing, including the receipt of an opinion as to the tax-free nature of the reorganization for the Fund, the Federated Fund and their respective shareholders by outside counsel for the Federated Fund. It is anticipated that the proxy statement/prospectus relating to the proposed reorganization will be mailed to shareholders in October 1996 and that the meeting of shareholders will be held in early December 1996. No sales charges would be imposed on the proposed reorganization.

  Federated Investors, a Pittsburgh-based money management firm, was founded in 1955. Federated is a global investment manager with $90 billion in mutual fund assets under management or administration across more than 250 funds.

                  WHAT ARE THE FUND'S BROKERAGE COMMISSIONS?

The Manager places orders for the Fund's portfolio securities transactions. As the Fund's portfolio is exclusively composed of debt (rather than equity) securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. Most Fund transactions are with the issuer, or with major dealers acting for their own account and not as brokers. In effecting portfolio transactions the Fund seeks the most favorable net price consistent with the best execution. However, frequently the Fund selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the market and the desire of the Fund to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield, or both. No brokerage is allocated for the sale of Fund shares. The Fund will not deal with affiliates of the Manager and Distributor in any transaction in which such affiliate acts as principal.

While it is not expected that the Fund will effect any transactions on an agency basis, if it does so the Manager will seek to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to the Manager. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Manager to supplement its own investment research activities and enables it to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Manager, the Manager receives a benefit, not capable of evaluation in dollar amounts.

The Manager has not entered into any formal or informal agreements with any broker-dealers, and it does not maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided the Manager, except as noted below. If it is believed to be in the best interests of the Fund, the Manager may place portfolio transactions with brokers who provide the types of services described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services. The Manager also serves as investment adviser for other mutual funds. To the extent that the Fund may pay a somewhat higher brokerage commission or somewhat higher price on a trade because such trade is executed by a broker-dealer which also provides research and statistical services, it is possible that said research and statistical services may also be of value to one of the other mutual funds. However, it is felt that this possibility of mutual benefit is not capable of measurement.

                        HOW CAN YOU INVEST IN THE FUND?

SBM Financial Services, Inc. (the "Distributor"), and ARM Transfer Agency, Inc. (the "Shareholder Servicing Agent"), each a subsidiary of ARM, act as distributor and transfer agent, respectively, of the Fund's shares. Their address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

Shares of the Fund are offered for sale through the Distributor and through certain broker-dealers under contract with the Distributor. After you become a shareholder, you may buy additional shares by sending a check drawn to State Bond Minnesota Tax-Free Fund directly to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Orders for the purchase of shares will be executed at the offering price based upon the net asset value next determined after receipt and acceptance of the order by the Distributor or the Shareholder Servicing Agent. Orders for shares placed through broker-dealers will be executed at the offering price next determined after the receipt of the order by the broker-dealer, provided that the broker-dealer promptly transmits the order to the Distributor the same day. The broker-dealer is responsible for transmitting the purchase order to the Distributor. Shares will begin to earn dividends on the day when payment for such shares is received by the Fund or the Distributor. The Fund reserves the right to reject any order for the purchase of its shares. The minimum initial investment is $500 and subsequent investments must be in the amount of at least $50. The Fund reserves the right to change these minimum investments. The Fund will not be responsible for the consequences of delays in the banking or Federal Reserve wire systems.

          HOW IS THE OFFERING PRICE OF THE FUND'S SHARES DETERMINED?

The price you pay for shares of the Fund is the offering price, that is, the next determined net asset value of the shares plus the applicable sales charge.

Net asset value per share is determined as of the time of close of the New York Stock Exchange (generally 3:00 p.m. Central Time) on each day that the New York Stock Exchange is open for business. Net asset value is determined by dividing the value of the total assets of the Fund, less liabilities, by the number of shares outstanding. In determining net asset value, the Fund utilizes the valuations of its portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service values portfolio securities which have remaining maturities of more than sixty days from the date of valuation at quoted bid prices or the yield equivalents when quotations are readily available. Such securities for which quotations are not readily available (which constitute a majority of the Fund's portfolio securities) are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers, and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Short-term holdings maturing in 60 days or less are valued at cost plus accrued interest which approximates market value.

                 HOW ARE THE FUND'S SALES CHARGES DETERMINED?

Sales charges are determined in accordance with the following schedule:

                                                                                Regular Dealer
                                                             % of Net Amount   Discount as % of
                                       % of Offering Price       Invested       Offering Price
                                       -------------------   ---------------   ----------------
Less than $50,000                              4.50%              4.71%                4.00%
$50,000 but less than $100,000                 4.00%              4.17%                3.50%
$100,000 but less than $250,000                3.00%              3.09%                2.50%
$250,000 but less than $500,000                2.50%              2.56%                2.00%
$500,000 but less than $1,000,000              2.00%              2.04%                1.50%
$1,000,000 but less than $2,000,000            1.00%              1.01%                0.50%
$2,000,000 or more                             0.50%              0.50%                0.25%

The sales charge varies depending on the size of the purchase, the number of shares of the mutual funds in the State Bond Group you already own, whether you have entered into a Letter of Intent to purchase additional shares during a 13-month period, or any special purchase programs in effect. Complete details of how you may purchase shares at reduced sales charges under Volume Discounts, Rights of Accumulation or Letters of Intent are contained in the Statement of Additional Information and are available from your investment agent or dealer, or the Distributor.

Shares may be sold at net asset value without a sales charge to present and retired directors, present and retired officers, and present and retired employees (and their spouses and minor children) of the Fund, the other investment companies in the State Bond Group, and ARM and its subsidiaries.
Such sales also may be made to employee benefit plans for such persons. Also, shares may be sold at net asset value to sales representatives of the Distributor and registered representatives of broker-dealers who have signed dealer agreements with the Distributor for sale of the shares of the Fund (including employee benefit plans for such persons and their spouses and minor children). Shares may be sold to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate wherein such entity has discretionary investment authority at a maximum sales charge of 3% or such lesser sales charge as such account would otherwise qualify for under the Fund's sales charge schedule and the Volume Discount, Right of Accumulation, and Letter of Intent provisions. These sales may be made for investment purposes only, and shares may be resold only to the Fund.

                        HOW CAN YOU "SELL" YOUR SHARES?

You may redeem your shares without charge at any time by writing to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. You will receive the net asset value per share next determined after receipt of your request in proper form by the Shareholder Servicing Agent. The written redemption request should identify the account number and be signed by the shareholder(s) exactly as the shares are registered. For share redemptions valued at $20,000 or more, your signature or signatures must be guaranteed by a national securities exchange, a member firm of a principal stock exchange, a registered securities association, a clearing agency, a bank or trust company, a savings association, a credit union, a broker, a dealer, a municipal securities broker or dealer, a government securities broker or dealer, or a representative of the Distributor. Further documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians. If stock certificates have been issued for the shares that you wish to redeem, you must surrender the certificates in proper form, endorsed for transfer or accompanied by an endorsed stock power. For your protection, any certificates should be sent by registered mail.

Shares may also be redeemed through authorized dealers and through representatives of the Distributor. Requests for redemption received by the Shareholder Servicing Agent from authorized dealers or representatives of the Distributor prior to the close of the New York Stock Exchange will be executed at the net asset value per share determined at the close of the New York Stock Exchange on that day. Dealers and representatives are responsible for promptly submitting such redemption requests to the Shareholder Servicing Agent in order to obtain that day's closing price. Requests for redemption received by the Shareholder Servicing Agent from dealers or representatives of the Distributor after the close of the New York Stock Exchange will be executed at the net asset value determined at the close of the New York Stock Exchange on the next trading day.

A check for the proceeds of the redemption of your shares ordinarily will be mailed to you within seven calendar days after a redemption request is received in proper form. However, where shares purchased by means of an uncertified check are redeemed before the fifteenth day after purchase, proceeds will not be mailed until the check clears, which may be up to fifteen days after purchase. Proceeds of a redemption may be more or less than the cost of the shares when purchased. You will not receive dividends on shares which are redeemed from your account for the day that the redemption is effected.

Because of the relatively high cost of handling small accounts, the Fund reserves the right to redeem, upon not less than 30 days' written notice, the shares in an account which has a value of less than $500. You will be allowed to make additional investments prior to the date fixed for such a redemption to avoid liquidation of your account. Shares will not be involuntarily redeemed if the value of the shares drops below $500 due to market value changes.

Quick Redemption by Wire Transfer

If you have elected the Quick Redemption service, you may request that the proceeds of a redemption of shares having a value of $5,000 or more be wired to your account at a commercial bank in the United States which is a member of the Federal Reserve System. This service is available only if you have designated such a bank in your Investment Application and no certificates have been issued for the shares to be redeemed. Redemption proceeds of less than $5,000 will not be wired, but instead will be mailed to the shareholder's address of record. A request for Quick Redemption may be made to the Shareholder Servicing Agent by mail at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069 or by telephone at (800) 328-4735. Each request must include your name and account number. There is currently a $10.00 charge for each wire transfer, which is deducted from the redemption proceeds. The fee is waived for banks for their fiduciary accounts. The Fund reserves the right to modify the Quick Redemption service at any time.

Quick Redemption requests received before the close of the New York Stock Exchange on a business day of the Fund will be effected at the net asset value determined on that day. Quick Redemption requests received after the close of the New York Stock Exchange will be effected at the net asset value determined on the next business day of the Fund. Proceeds sent by wire will be transmitted on the next business day after the day that the redemption is effected. Proceeds sent by mail will be transmitted within seven days of receipt of your request.

If your bank is not a member of the Federal Reserve System, Quick Redemption proceeds may be wired to a member bank which has a correspondent relationship with your bank, provided you designate such a correspondent bank in the Investment Application and note that your bank should be immediately advised of the wire transfer. The failure of a correspondent bank to notify your bank of the wire transfer immediately could delay the crediting of redemption proceeds to your bank.

The Fund is not liable for any loss arising from telephone redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures used by the Fund will include requesting several items of personal identification information prior to acting upon telephone instructions and sending a written confirmation on all such transactions.

If you are already a Fund shareholder you may elect the Quick Redemption service or change a designation of a bank account for the Quick Redemption service by writing to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The designation must be signed by all of the registered owners of the Fund account, with signature(s) guaranteed by a national securities exchange, a member firm of a principal stock exchange, a registered securities association, a clearing agency, a bank or trust company, a savings association, a credit union, a broker, a dealer, a municipal securities broker or dealer, a government securities broker or dealer, or a representative of the Distributor.

Check Redemptions

You may elect to participate in the Fund's free Check Redemption service, which permits you to write checks payable to any person in amounts of $250 or more (but not more than $100,000), provided that you have an account balance of $5,000 or more. You may elect this service on the Investment Application or by later written request to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The Shareholder Servicing Agent will supply you with blank checks which can be drawn on your account with the Fund. The checks will be paid from the redemption of shares in your account. When honoring a check presented for payment, the Shareholder Servicing Agent will cause the Fund to redeem exactly enough full and fractional shares in your account to cover the amount of the check. Shares for which certificates have been issued may not be redeemed by check. Check redemption is subject to bank rules and regulations governing checking accounts. Checks for less than $250 or more than $100,000 will be returned and a fee may be charged. If there are insufficient shares in your account to cover a check written under this service, the check will be returned marked "insufficient funds" and a return fee may be charged. Checks should not be used to close a Fund account because when the check is written you will not know the exact total value of the account on the day the check clears. Fund dividends and distributions continue to be earned until a check clears for payment. The Fund reserves the right to terminate or modify the Check Redemption service at any time upon written notice to the Fund's shareholders.

How Can You Reinstate Your Investment?

If you redeem shares and then decide you should not have redeemed them, or that you prefer to shift your investment to one of the other mutual funds in the State Bond Group, you may, within 30 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of sales charge, your investment in shares of the Fund, or, if you held the shares redeemed for seven calendar days or longer before redemption, invest in shares of any of the other mutual funds (except the Cash Management Fund) in the State Bond Group. To make such an investment free of sales charges in shares of the State Bond Funds which have a higher sales charge than the Fund, you also must have held the shares of the Fund for six months or longer before their redemption. Your investment will be reinstated or made at the net asset value per share next determined after your request is received. You may use this privilege to reinstate an investment in the Fund only once.

Exercise of the Reinstatement Privilege does not alter the Federal income tax status of any capital gain realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

                  HOW DOES THE FUND'S EXCHANGE PRIVILEGE WORK?

If you have been a shareholder for seven calendar days or more, you may exchange any or all of your investment for shares of the other mutual funds in the State Bond Group. Any exchange for shares of other mutual funds in the State Bond Group will be at the next determined respective net asset values after receipt of the request for exchange. Exchanges generally will be made without any sales charges; except that if, within six months of your investment in the Fund, you exchange for shares of any fund in the State Bond Group which has a higher sales charge, you must pay the difference in the sales charge applicable to the purchase of shares of the Fund and the higher sales charge applicable to the purchase of shares of such other fund. Exchanges of Fund shares are sales, and may result in a gain or loss for Federal income tax purposes. Before making an exchange, you should obtain and read the prospectus for the fund you are considering. The Fund reserves the right to terminate or modify the terms of this exchange privilege upon 60 days' notice to shareholders. The exchange privilege is only available in states in which the shares of the fund to be acquired are available for purchase.

Exchange requests may be made in writing, signed by all registered owners, to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Shares also may be exchanged by telephone by calling
(800) 328-4735, provided you have on file an Agreement for Exchange of Shares by Telephone (included on the Investment Application or available from the Shareholder Servicing Agent). Shares held by trustees of retirement plans may not be exchanged by telephone. During times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. In order to implement an exchange, you will need to provide the name in which your account is registered, your account number, such other personal identification information as the Fund may request, the dollar amount or share amount you wish to exchange, the name of the fund into which you wish to exchange and, if you already have an account with the fund into which you wish to exchange, the account registration and account number of such account.

The Fund is not liable for any loss arising from telephone exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures used by the Fund will include requesting several items of personal identification information prior to acting upon telephone instructions and sending a written confirmation on all such transactions.

              HOW DOES THE FUND PAY DIVIDENDS AND DISTRIBUTIONS?

The Fund declares daily dividends on all outstanding shares (dividends are declared for the day on which shares are purchased but are not declared for redeemed shares on the day of redemption). A shareholder who redeems all of his or her Fund shares receives with the redemption proceeds the amount of all dividends declared for the month to and including the date of redemption of shares. Dividends in respect of all other redemptions are paid on the regular dividend payment date. Distributions from taxable net realized investment gains, if any, will generally be declared at least once each year.

What Are Your Dividend And Gain Distribution Options?

You may elect to:

1. Receive both dividends and gain distributions in additional shares of the Fund.

2. Receive dividends in cash and gain distributions in additional shares of the Fund.

3.    Receive both dividends and gain distributions in cash.

If no election is made, dividends from investment income and gain distributions will be reinvested and credited to your account as additional shares. Dividends and gain distributions reinvestments are made at net asset value. To change your election at any time, write to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

      WHAT IS THE TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS YOU RECEIVE?

The Fund has fulfilled, and intends to continue to fulfill, the requirements of the Internal Revenue Code of 1986, as amended (the "Code") which will enable it to designate distributions from interest income generated by its investments in Minnesota Tax-Exempt Securities as "Exempt-Interest Dividends" excludable from gross income for federal income tax purposes. The Fund also intends to invest its assets so that at least 95% of its Exempt-Interest Dividends are derived from Minnesota Tax-Exempt Securities. Therefore, Exempt-Interest Dividends paid by the Fund will not be subject to federal income tax or Minnesota personal income tax, except as indicated below.

Distributions by the Fund of net interest income received from certain temporary taxable investments and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Any net long-term capital gains realized by the Fund, whether received as cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have held their shares. Under federal law, long-term capital gains are currently subject to a maximum tax rate of 28% while ordinary income is subject to a maximum marginal rate equal to 39.6%. Under Minnesota law, long-term capital gains are taxed at the same rates as ordinary income. Distributions to shareholders will not qualify for the dividends received deduction for corporations. Market discount recognized on Minnesota Tax-Exempt Securities is taxable as ordinary income.

Up to 20% of the assets of the Fund may be invested in securities which generate interest that is an item of tax preference for purposes of the federal and Minnesota alternative minimum tax ("AMT"). Moreover, all Exempt-Interest Dividends received by corporate shareholders will be a component of "adjusted current earnings" for purposes of the corporate AMT. Individual and corporate taxpayers whose taxable income plus certain tax preference items less an exemption amount multiplied by the applicable alternative minimum tax rate exceeds regular individual or corporate income tax liability (with certain adjustments) are subject to AMT. Because AMT liability is dependent upon the regular tax liability and tax preference items of a specific taxpayer, investors should consult their tax advisers regarding the AMT consequences of an investment in the Fund.

In addition, shareholders who are or may become recipients of Social Security should be aware that Exempt-Interest Dividends are includable in computing "modified adjusted gross income" for purposes of determining the amount, if any, of social security benefits required to be included in gross income for federal and Minnesota personal income tax purposes.

The Tax Reform Act of 1986 imposed new requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals to further restrict or eliminate the federal tax exemption for Minnesota Tax-Exempt Securities may be introduced before Congress in the future. The Fund cannot predict what additional legislation may be enacted that may affect shareholders. If a bond in the Fund's portfolio were to lose its exempt status, the Fund would make every effort to dispose of such investment on terms not detrimental to the Fund.

The portion of Exempt-Interest Dividends derived from interest income on Minnesota Tax-Exempt Securities is excluded from the Minnesota gross income of individuals, estates and trusts, so long as at least 95% of the Exempt-Interest Dividends paid by the Fund are derived from Minnesota Tax-Exempt Securities. The remaining portion of such dividends and dividends that are not Exempt-Interest Dividends or capital gain dividends (except for dividends, if any, derived from interest paid on obligations of the U.S. Government, its territories and possessions) are included in the Minnesota gross income of individuals, estates and trusts. Exempt-Interest Dividends are not excludable from the Minnesota gross income of corporations and banks.

Upon a sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any Exempt-Interest Dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

In certain circumstances (such as the exercise of an exchange privilege), a load charge may not be taken into account in determining the gain or loss on the sale on redemption of shares in the Fund within 90 days of their acquisition. In such case, the load charge is treated as incurred with respect to the shares subsequently purchased.

Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.

Entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

The 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota Tax-Exempt Securities held by the Fund would become taxable under this Minnesota statutory provision.

Shareholders are sent a quarterly statement of account reflecting all transactions in the prior quarter, including dividends and gain distributions. Also, at year-end, all shareholders are sent a statement of account and information on the aggregate amount and tax status of dividends and gain distributions for the just-ended calendar year.

The foregoing discussion relates to federal and Minnesota income taxation as of the date of the Prospectus Distributions from the Fund, including exempt-interest dividends, may be taxable in states other than Minnesota. Prospective investors should consult their tax advisers with regard to the tax consequences of an investment in the Fund.

                   WHAT IS THE FUND'S PLAN OF DISTRIBUTION?

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan and the Investment Advisory and Management Agreement (the "Agreement"), a portion of the management fee paid to the Manager is paid to the Distributor. Under the Plan and the Agreement, the Fund pays the Distributor, indirectly through the Manager, a monthly fee equivalent on an annual basis to .25 of 1% of the average daily net assets of the Fund. The fee may be used by the Distributor to (i) provide initial and ongoing sales compensation to its investment executives and to other broker-dealers in connection with the sale of Fund shares and to pay for other advertising and promotional expenses in connection with the sale of Fund ("distribution expenses"), and (ii) to provide compensation to entities ("Service Entities") in connection with the provision of certain personal and account maintenance services to Fund shareholders including, but not limited to, responding to shareholder inquiries and providing information on their investments ("shareholder servicing expenses").

In the future, Service Entities may include banks and other depository institutions which, under the Glass Steagall Act and other applicable laws and regulations, are prohibited from engaging in the business of underwriting, selling or distributing certain types of securities. Such institutions will only be allowed to provide administration, shareholder service and distribution assistance if the scope of the assistance is such that, in the opinion of the Manager, it does not fall within the aforementioned prohibition.

          WHO ARE THE FUND'S FUND ACCOUNTING AGENT AND ITS CUSTODIAN?

Investors Fiduciary Trust Company ("IFTC") serves as the Fund's fund accounting agent, and in that capacity, maintains certain books and records pursuant to an agreement with the Fund. Its address is 127 West 10th Street, Kansas City, Missouri 64105. IFTC also serves as custodian for the Fund's portfolio securities and cash, and in that capacity, maintains certain financial and accounting books and records pursuant to a separate agreement with the Fund.

                      WHAT SERVICES DOES THE FUND OFFER?

Information about various shareholder services is included above under "How Can You `Sell' Your Shares?" In addition, the Fund also provides the following services:

What About Shareholder Information?

For general information about the Fund, call or write SBM Financial Services, Inc., 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Its telephone number is (800) 328-4735. For information about your account, call or write the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069, telephone number (800) 328-4735.

What Reports Will You Receive From the Fund?

As a shareholder, you will receive the Fund's annual and semi-annual reports. You also will receive quarterly account statements confirming dividends paid by the Fund, transactions in your account and the current balance of shares you own.

Are Certificates Issued For Shares?

All shares will be issued as book credits by the Shareholder Servicing Agent. Certificates will not be issued. Any existing certificates may be sent to the Shareholder Servicing Agent to be transferred in your account to book credits.

Other Services

Pre-Authorized Payments enable you to purchase Fund shares by authorizing your bank to make regular payments from your bank account in fixed amounts.

Payments at regular intervals can be made to you from your Fund account under the Automatic Cash Withdrawal Plan if you own or purchase shares held as book credits worth $5,000 or more.

Further information on these services and others is available by contacting the Distributor.

      GENERAL INFORMATION ABOUT STATE BOND MINNESOTA TAX-FREE INCOME FUND

State Bond Minnesota Tax-Free Income Fund is an investment portfolio of State Bond Tax-Free Income Funds, Inc., a non-diversified, open-end management investment company, or mutual fund, incorporated in Maryland on December 2, 1987. The Fund has only one class of capital stock, common shares, par value $.00001 per share. Each outstanding share has one vote and an equal right to dividends and distributions, if any. All shares have noncumulative voting rights for the election of directors. Each share is fully paid and nonassessable, and each is freely transferable.

                            INVESTMENT PERFORMANCE

Advertisements and other sales literature for the Fund may refer to "yield," "tax equivalent yield," "average annual total return," "cumulative total return" or data concerning the Fund's performance since its inception. When the Fund advertises yield, it also will advertise its average annual total return for the most recent one year, five year, and ten year periods, or the life of the Fund, if less.

When the advertised yield of the Fund is characterized as the "SEC 30-day yield", it will be based upon a 30-day period stated in the advertisement and calculated in accordance with a standardized method promulgated by regulations of the Securities and Exchange Commission. Such yield is calculated by dividing the net investment income per share (as defined in such regulations) earned during the period by the maximum offering price per share on the last day of the period. Maximum offering price includes the maximum sales charge and any other nonrecurring charges. The result is then annualized using a formula that provides for semi-annual compounding of income. The tax-equivalent yield is calculated based on the Fund's yield, except that the yield is increased by using a stated income tax to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Fund's yield.

Average annual total return is calculated by finding the average annual compounded rate of return over the period that would equate the initial investment to the ending redeemable value. Cumulative total return is the percentage change between the public offering price of one Fund share at the beginning of a period and the net asset value of that share at the end of the period with dividend and capital gain distributions treated as reinvested. In calculating the average annual total return and cumulative total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions during the period are assumed to be reinvested.

The Fund may from time to time compare its investment results to various unmanaged indices or other mutual funds in reports to shareholders, sales literature, and advertisements. This may include comparisons of relative performance based upon data provided by services such as Lipper Analytical Services, Incorporated. The results may be calculated on a total return and/or yield basis for various periods, with or without sales charges. Results without a sales charge will be higher. Total returns assume the reinvestment of all dividends and capital gain distributions. The Fund also may refer to publications which have mentioned the Fund, its Manager, or their personnel.

For additional information regarding the calculation of the Fund's yield, and total return, see "Calculation of Performance Data" in the Statement of Additional Information.

Tax-Free vs. Taxable Yields. The following table shows the approximate yields which taxable securities must earn in various income brackets to equal tax-exempt yields under combined federal and State of Minnesota individual income tax rates. The table is based on federal and State of Minnesota income tax rates for taxable years beginning in 1996. The table reflects the new federal income tax rates for individuals imposed by the revenue provisions of the Omnibus Budget Reconciliation Act of 1993, which are applied to bracket amounts that have been adjusted for inflation in 1996: 36% on the taxable income of single individuals in excess of $122,300 and of married couples filing joint returns in excess of $141,700, and a surtax of 10%, equaling an effective rate of 39.6%, on the taxable income of individuals filing both single and joint returns in excess of $263,750. Combined tax rates take into account the deductibility of state income taxes for federal income tax purposes. Tax rate brackets are subject to annual adjustments based on changes in the Consumer Price Index. Accordingly, tax rates and taxable equivalent yields for 1997 and subsequent years may be lower at some income levels than indicated in the table. The table does not take into consideration any federal or Minnesota alternative minimum tax. Therefore, to the extent Fund distributions are, and a Fund shareholder is, subject to the federal or Minnesota alternative minimum tax, taxable equivalent yields will be less than those set forth in this table.

               USE THIS TABLE TO FIND YOUR 1996 COMBINED FEDERAL
AND MINNESOTA TAX BRACKET BASED ON YOUR FEDERAL TAXABLE INCOME (000'S OMITTED)


          21.8%    33.8%    34.1%     36.9%    41.4%      44.7%

Joint     $22-40   $40-86   $86-97   $97-148   $148-264   over $264

Single    $15-24   $24-49   $49-58   $58-121   $121-264   over $264


                YOUR TAXABLE EQUIVALENT YIELD WOULD HAVE TO BE:


If your tax exempt yield is:    21.8%  33.8%  34.1%  36.9%  41.4%  44.7%

       3.0%                      3.8%   4.5%   4.6%   4.8%   5.1%   5.4%

       3.5%                      4.5%   5.3%   5.3%   5.5%   6.0%   6.3%

       4.0%                      5.1%   6.0%   6.1%   6.3%   6.8%   7.2%

       4.5%                      5.8%   6.8%   6.8%   7.1%   7.7%   8.1%

       5.0%                      6.4%   7.6%   7.6%   7.9%   8.5%   9.0%

       5.5%                      7.0%   8.3%   8.3%   8.7%   9.4%   9.9%

       6.0%                      7.7%   9.1%   9.1%   9.5%  10.2%  10.8%

       7.0%                      9.0%  10.6%  10.6%  11.1%  11.9%  12.7%

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The Fund's investment performance during the year ended June 30, 1996, was primarily affected by the changes in interest rates and the investment decisions related to those changes. During the fiscal year ended June 30, 1996, the Federal Reserve reversed its position of the previous year and became accommodative with reductions of .25% to the Federal Fund's rate in July 1995, December 1995 and January 1996. With these decreases, the 30 year Treasury Bond yield, which began the fiscal year at 6.6%, decreased to below 6.0% in December 1995.

However, economic activity began to increase during the first quarter of 1996, and continued through June. This economic strength resulted in the 30 year Treasury Bond yield increasing to the 6.9% level at June 30, 1996.

Due to the declining interest rate levels of the third and fourth quarters of 1995, the Fund attempted to hold its higher yielding quality bonds and did little trading. With the increased interest rates experienced in the second quarter of 1996, the Fund did some trading of bonds, purchasing issues having maturities of 15 to 25 years. These purchased bonds extended the portfolios duration, but more importantly, produced higher yields for the Fund's shareholders.

The Fund continued its practice of maintaining a conservative, high quality investment portfolio by limiting its investments to only A-rated or higher securities, and selling any securities that receive a downgrade to a rating below the A quality level. This resulted in the Fund's portfolio having a weighted average quality of AA at the conclusion of the fiscal year ended June 30, 1996.


The Fund's average annual total return for the period ended June 30, 1996 (including the effects of the one time sales charge) was as follows:


                 One Year.......................................0.06%
                 Five Years.....................................5.41%
                 Life of Fund (since 1/28/88)...................6.14%


Past performance is not predictive of future performance.

The following chart compares the performance of a hypothetical $10,000 investment in the Fund over the life of the Fund (from February 1, 1988) to the performance of an investment in the Lehman Brothers Municipal Bond Index (the "Index"). The information in the chart assumes that the maximum current sales charge was paid upon acquisition of the Fund shares and reflects all Fund expenses during the period covered. The information in the chart regarding the performance of the hypothetical investment in the Index assumes that no sales charge was paid upon an investment in the Index and that there were no expenses associated with an investment in the Index. The index that is used for comparative purposes, the Lehman Brothers Municipal Bond Index, is a national index; consequently, its performance may not be directly comparable to the performance of the Fund, which is a single-state municipal securities fund.


Year      1988    1989    1990    1991    1992    1993    1994    1995    1996

Fund      9,501  10,753  11,343  12,122  13,271  14,605  14,721  15,767  16,520

Index    10,182  11,342  12,114  13,206  14,760  16,526  16,554  18,014  19,210



                             [GRAPH APPEARS HERE]


All performance data and figures are based upon past performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The above performance data for the Fund assumes the applicability of the current maximum sales charge and does not include adjustments for expenses which have changed during the periods reflected. The Manager of the Fund historically has paid a portion of the Fund's expenses. See "Financial Highlights" above.

NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR SBM FINANCIAL SERVICES, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN A STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

100 North Minnesota Street
P.O. Box 69
New Ulm, Minnesota 56073-0069.

                      STATEMENT OF ADDITIONAL INFORMATION

                               November 1, 1996

                   STATE BOND MINNESOTA TAX-FREE INCOME FUND
                          100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota 56073-0069
                         Telephone No. (507) 354-2144

     This Statement of Additional Information supplements the information contained in the current Prospectus of State Bond Minnesota Tax-Free Income Fund (the "Fund") dated November 1, 1996. This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus, which may be obtained by contacting the Fund at the address or telephone number noted above.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
What Are The Fund's Investment Objectives, Policies, and
 Risks?..................................................................      2
     (See "What Are The Fund's Investment Objectives And Policies?"
      in the Prospectus)
Calculation of Performance Data..........................................      5
What Are The Fund's Investment Limitations?..............................      7
Who Manages The Fund?....................................................      9
     (See "How Is The Fund Managed?" in the Prospectus)
The Manager..............................................................     13
Management Agreement And Expenses........................................     14
     (See "How Is The Fund Managed?" in  the Prospectus)
Transfer Agent...........................................................     15
Plan of Distribution.....................................................     15
     (See "What About the Plan of Distribution?" in the Prospectus)
Custodian................................................................     16
Independent Auditors.....................................................     17
Portfolio Transactions And Brokerage.....................................     17
     (See "What Are the Fund's Brokerage Commissions?" in the Prospectus)
Purchase Of Shares.......................................................     18
Offering Price...........................................................     19
How Are Shares Distributed?..............................................     19
How Can You "Sell" Your Shares?..........................................     19
How Is Net Asset Value Per Share Determined?.............................     20
Tax Status Of The Fund...................................................     20
Additional Tax Information...............................................     20
Will The Fund Withhold Taxes On Distributions?...........................     21
General Information......................................................     21
Financial Statements.....................................................     23
Appendix A - Description of Tax-Exempt Securities Ratings................    A-1

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUS DATED NOVEMBER 1, 1996, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE DELIVERY OF THIS STATEMENT OF ADDITIONAL INFORMATION AT ANY TIME SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

        WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES, AND RISKS?

     The Fund's investment objective is to maximize current income exempt from both federal income tax and Minnesota personal income tax to the extent consistent with preservation of capital. In addition, as more fully described in the Prospectus, the Fund may invest up to 20% of its assets in taxable fixed-income securities, may invest up to 25% of its assets in unrated Minnesota Tax-Exempt Securities (as defined in the Prospectus), may enter into repurchase agreements and may purchase securities on a when-issued basis. The Fund may only purchase Minnesota Tax-Exempt Securities that are not rated within the three highest grades by either Moody's or Standard & Poor's or are unrated if such securities are at all times fully insured as to the scheduled payment of all installments of principal and interest. See "Insurance" in the Prospectus.

Portfolio Turnover
------------------

     Portfolio turnover rate for a fiscal year is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund cannot accurately predict its annual portfolio turnover rate, but anticipates that it will not exceed 100%. The Fund's portfolio turnover rate will not be a limiting factor when the Manager deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate was 13% for the fiscal year ended June 30, 1996.

Fixed-Income Securities
-----------------------

     Although the Manager seeks to manage the Fund with a view toward reducing the price volatility of its portfolio, the net asset value of the Fund will change with changes in the value of its portfolio securities. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline.

     Interest rate fluctuations may affect payment expectations on fixed-income securities. For example, certain municipal obligations may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would likely have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, a municipal obligation's value will decrease in a rising interest rate market, resulting in a decrease in the value of the Fund's assets. If the Fund experiences unexpected net redemptions, this may force it to sell its portfolio securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

     For a discussion of the risks associated with investing in fixed-income securities of issuers located in the State of Minnesota, see the Prospectus.

High-Yield Securities
---------------------

     The Fund currently does not invest in securities rated below A by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"), and has no current intention of investing in such securities. In addition, as is discussed in the next section, it is a fundamental policy of the Fund that the Fund will not acquire securities that are not rated in the three highest grades by S&P or Moody's unless those securities are covered by insurance guaranteeing the scheduled payment of principal and interest thereon.

     Securities rated BB or B by S&P or Ba or B by Moody's (or equivalently rated by another nationally recognized statistical rating organization) are below investment grade and generally will involve more credit risk than securities in the higher rating categories. Such securities are commonly known as "junk" bonds. In some cases such securities are subordinated to the prior payment of senior indebtedness, thus potentially limiting the holder's ability to receive payments or to recover full principal when senior securities are in default. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the Fund did acquire any lower-rated securities, upon any default, the Fund could incur additional expenses to the extent it is required to seek recovery of the payment of principal or interest on the relevant portfolio holding. The credit risks associated with lower-rated securities may be reduced by the Fund's policy of not acquiring securities that are not rated in one of the top three grades by S&P or Moody's unless those securities are covered by insurance guaranteeing scheduled payments of principal and interest. See "Insurance" in the Prospectus.

     In addition, lower-rated securities may be thinly traded, which may have an adverse impact on market price and the ability of the holder to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. A thinly traded market also may interfere with the ability of the holder to accurately value high-yield securities and, consequently, value the Fund's assets. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield securities, especially in a thinly traded market.

     Yields on high-yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or developments affecting the issuer. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and, to the extent the Fund acquires such securities, the Fund's asset value.

     For more information covering the rating categories of debt securities and commercial paper, see Appendix A to this Statement of Additional Information.

Insurance
---------

     Minnesota Tax-Exempt Securities that are not rated within the three highest grades by either Moody's or S&P or are unrated will be purchased by the Fund only if such securities are covered by insurance guaranteeing the scheduled payment of principal and interest thereon.

     As described in the Prospectus, the Fund will receive payments of insurance for any installment of interest or principal due for payment but which shall be unpaid by reason of nonpayment by the issuer. The term "due for payment" means, when referring to the principal of a security, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity, and means, when referring to interest on a security, the stated date for payment of interest. However, when the interest on the security shall have been determined, as provided in the underlying documentation relating to such security, to be subject to federal income taxation, "due for payment" also means, when referring to the principal of such security, the date on which it has been called for mandatory redemption as a result of such determination of taxability, and when referring to interest on such security, the accrued interest at the rate provided in such documentation to the date on which it has been called for such mandatory redemption, together with any applicable redemption premium.

     The insurance feature insures the scheduled payment of interest and principal and does not guarantee the market value of the insured municipal securities nor the value of the shares of the Fund.

     Financial Guaranty Insurance Company. Financial Guaranty, domiciled in the State of New York, commenced its business of providing insurance and financial guarantees for a variety of investment instruments in January, 1984. Since 1989, Financial Guaranty has been a wholly owned subsidiary of GE Capital Corporation.

     Financial Guaranty, in addition to providing insurance for the payment of interest on and principal of municipal bonds and notes held in unit investment trust and mutual fund portfolios, provides insurance for new and secondary market issues of municipal bonds and notes and for portfolios of new and secondary market issues of municipal bonds and notes. Financial Guaranty expects to provide other forms of financial guarantees in the future. It is also authorized to write fire, property damage liability and fidelity and surety insurance. As of June 30, 1996, the total capital and surplus of Financial Guaranty was approximately $1,485,200,000.

     Financial Guaranty is currently licensed to provide insurance in 50 states and the District of Columbia, files reports with state insurance regulatory agencies and is subject to audit and review by such authorities. Financial Guaranty is also subject to regulation by the New York State Insurance Department. Such regulation, however, is no guarantee that Financial Guaranty will be able to perform on its contracts of insurance in the event a claim should be made thereunder at some time in the future.

     The information relating to Financial Guaranty contained above and in the Prospectus has been furnished by such corporation. The financial information about Financial Guaranty contained in the Registration Statement and Prospectus is unaudited but appears in reports or other materials filed with and subject to audit and review by state insurance regulatory authorities. No representation is made as to the accuracy or adequacy of such or as to the absence of subsequent material adverse changes in such information.

     The policies of insurance obtained by the Fund from Financial Guaranty and the agreements and negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise, neither Financial Guaranty nor any affiliate has any significant relationship, direct or indirect, with the Fund or its Manager. The Portfolio Insurance Policy is terminable by the Fund upon sixty days' prior written notice to Financial Guaranty. If it becomes necessary or desirable to do so, the Fund may terminate the Portfolio Insurance Policy with Financial Guaranty and obtain portfolio insurance from a comparable carrier.

                        CALCULATION OF PERFORMANCE DATA

SEC 30-Day Yield
----------------

     Advertisements and other sales literature for the Fund may quote "SEC 30-day yield," "tax equivalent yield,"and "total return" data. Such performance data is computed on a standardized basis pursuant to formulas established by the rules and regulations of the Securities and Exchange Commission.

     The Fund's SEC 30-day yield for the 30-day period ended June 30, 1996 was 4.36%. Such yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                                a-b
                    YIELD = 2[(----+1)/6/-1]
                                 cd

          WHERE:    a =  dividends and interest earned
                         during the period;

                    b =  expenses accrued for the period
                         (net of reimbursements);

                    c =  the average daily number of
                         shares outstanding during the
                         period that were entitled to
                         receive dividends; and

                    d =  the maximum offering price per
                         share on the last day of the period.

Tax Equivalent Yield
--------------------

     The Fund's tax equivalent yield for the 30-day period ended June 30, 1996 was 7.11%. The Fund calculates its tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to the Alternative Minimum Tax) and then added to the portion of the yield that is attributable to other securities.

     Tax Fund's tax equivalent yield is calculated according to the following formula:

                    Tax Equivalent Yield =   Yield
                                           ----------
                                             1-.396

Average Annual Total Return
---------------------------

     The Fund's average annual total return over the one and five year periods ended June 30, 1996 and the life of the Fund was as follows:

                                                   Life of Fund
                         One Year    Five Years    (From January 28, 1988)
                         --------    ----------    -----------------------
Average Annual
Total Return:              0.06%        5.41%             6.14%

     The average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                               P(1+T)/n/ = ERV

           WHERE:     P  = a hypothetical initial
                           payment of $1,000;

                      T  = average annual total return;

                      n  = number of years; and

                    ERV  = ending redeemable value
                           at the end of the period
                           of a hypothetical $1,000
                           payment made at the
                           beginning of such period.

     This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Cumulative Total Return
-----------------------

     Cumulative total return is computed by finding the cumulative compound rate of return over the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            CTR =  ERV - P X 100
                                   -------
                                       P

WHERE:
    CTR = cumulative total return

     ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of period.

     P   =  initial payment of $1,000

     This calculation assumes all dividends and capital gains distributions are reinvested at net assets value on the appropriate reinvestment dates as described in the prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

Other Yields
------------

     Current and effective yields of the Fund, not calculated in accordance with the guidelines of the SEC as explained above, may be quoted in reports and sales literature. Non-SEC current yield is computed based upon a recent seven-calendar-day period by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return, and multiplying the base period return by 365/7. Non-SEC effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares. The Fund's non-SEC yield quotation may be inclusive or exclusive of taxable income, if any, as indicated in such quotation. The Fund's non-SEC yield may fluctuate daily depending upon such factors as market conditions, the composition of the Fund's portfolio and operating expenses. Therefore, the Fund's non-SEC yield in the future may be higher or lower than its past non-SEC yields and there can be no assurance that historical yields will continue. That the Fund's non-SEC current yield will fluctuate and that shareholders' principal is not guaranteed or insured should be taken into account when comparing the yield on an investment in Fund shares with yields on fixed-yield investments, such as insured savings accounts. These factors and possible differences in the methods used in calculating non-SEC yield should be considered when comparing the Fund's non-SEC current yield to non-SEC yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and the Fund's investment goals and policies.

                  WHAT ARE THE FUND'S INVESTMENT LIMITATIONS?

     Under the Fund's fundamental policies, which cannot be changed except by vote of a majority of its outstanding voting securities, the Fund may not:

     1. Borrow money, except for temporary purposes in emergency situations in an aggregate amount not to exceed 20% of the value of the total assets of the Fund; provided, that borrowings in excess of 5% of such value will be only from banks, and the Fund will not purchase additional portfolio securities while its borrowings exceed 5%;

     2. Underwrite the securities of other issuers, except insofar as it may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

     3. Purchase securities of any issuer if immediately thereafter, with respect to 50% of the Fund's total assets, more than 5% of such assets would be invested in the securities of any one issuer, except that this limitation does not apply to obligations issued or guaranteed as to principal and interest either by the U.S. government or its agencies or instrumentalities;

4. Purchase industrial development revenue bonds (which shall be interpreted to include private activity bonds) if immediately thereafter more than 25% of the Fund's assets would be invested in revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry or in securities of private issuers in any one industry;

5. Issue any senior securities (as defined in the Investment Company Act of 1940, as amended);

6.   Buy or hold any real estate or real estate investment trust securities;

7. Buy or hold any commodity or commodity futures contracts, or any oil, gas or other mineral exploration or development program;

8. Make loans, except to the extent that the purchase of bills, notes, bonds or other debt obligations or the entry into purchase agreements may be considered loans;

9. Mortgage or pledge any of its, axcept to the extent that up to a maximum of 10% of the value of its total asset may be mortgaged or pleged if necessary to secure borrowings permitted by paragraph 1;

10. Buy securities on "margin," except that it may obtain such short-term credits as may be necessary for the clearance or purchase of sales securities;

11.  Make "short" sales of securities;

12.  Write or purchase put or call options;

13. Buy securities which have legal or contractual restrictions on resale, except in connection with repurchase agreements;

14. Buy securities of any issuer for the purpose of exercising control or management; or buy securities issued by any other investment company, except in connection with a merger, consolidation, acquisition or reorganization;

15. Invest more than 10% of the Fund's net assets in any combination of repurchase agreements maturing in more than seven days and other illiquid securities;

16.  Purchase Minnesota Tax-Exempt Securities (as defined in the
     Prospectus) that are either not rated within the three highest grades by either Moody's or S&P or are unrated unless such securities are insured as to the payment of all installments of principal and interest;

17. Invest more than 25% of its assets in Minnesota Tax-Exempt Securities that are unrated;

     18. Invest more than 20% of the value of the Fund's assets in securities other than Minnesota Tax-Exempt Securities, except that, on a temporary defensive basis due to market conditions, the Fund may invest up to 100% of its assets in cash or in taxable fixed-income securities.

     If a percentage restriction described above is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of net assets of the Fund will not be considered a violation of the restriction.

     Under the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                             WHO MANAGES THE FUND?

     Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Unless otherwise indicated, their addresses are 515 W. Market Street, Louisville, Kentucky.


Name, Age and Address        Position with the Fund       Other Business Activities in Past 5 Years
---------------------        ----------------------       -----------------------------------------
William B. Faulkner (68)     Director                     President, William Faulkner &
                                                          Associates, business and institutional
                                                          adviser since 1986; Consultant to
                                                          American Hoist & Derrick Company,
                                                          construction equipment manufacturer,
                                                          from 1986 to 1989; prior thereto, Vice
                                                          President and Assistant to the President,
                                                          American Hoist & Derrick Company.
                                                          Director of the other mutual funds in
                                                          the State Bond Group

Chris L. Mahai (40)          Director                     Senior Vice President, Strategic
                                                          Integration Unit, Star Tribune/Cowles
                                                          Media Company, since August 1995;
                                                          Vice President, Marketing Director,
                                                          Star Tribune, since September 1992;
                                                          from 1990 to 1992, self-employed
                                                          consultant, marketing services; prior
                                                          thereto, Senior Vice President of
                                                          Corporate Relations and marketing,
                                                          First Bank System, Inc. Director of the
                                                          other mutual funds in the State Bond
                                                          Group


Name, Age and Address        Position with the Fund   Other Business Activities in Past 5 Years
---------------------        ----------------------   -----------------------------------------
John R. Lindholm (47)*       Director                 President of Integrity Life Insurance
                                                      Company ("Integrity") and Vice
                                                      President-Chief Marketing Officer of
                                                      National Integrity Life Insurance
                                                      Company ("National Integrity") since
                                                      November 26, 1993; Executive Vice
                                                      President-Chief Marketing Officer of
                                                      ARM Financial Group, Inc. since July
                                                      27, 1993; since March 1992 Chief
                                                      Marketing Officer of Analytical Risk
                                                      Management, L.P.; from June 1990 to
                                                      February 1992, Chief Marketing
                                                      Officer and a Managing Director of the
                                                      ICH Capital Management Group, ICH
                                                      Corporation, Louisville, Kentucky;
                                                      prior thereto, Chief Marketing Officer
                                                      and Managing Director for Capital
                                                      Holding Corporation's Accumulation
                                                      and Investment Group.  Director of the
                                                      other mutual funds in the State Bond
                                                      Group and of The Legends Fund, Inc.


John Katz (57)               Director                 Investment banker since January 1991;
10 Hemlock Road                                       Chairman and Chief Executive Officer,
Hartsdale, NY                                         Sam's Restaurant Group, Inc. (a
                                                      restaurant holding company), from June
                                                      1991 to August 1992; Executive Vice
                                                      President (from January 1989 to January
                                                      1991) and Senior Vice President (from
                                                      December 1985 to January 1989),
                                                      Equitable Investment Corporation (an
                                                      indirect wholly-owned subsidiary of The
                                                      Equitable Life Assurance Society of the
                                                      United States, through which it owns and
                                                      manages its investment operations).
                                                      Director of the other mutual funds in the
                                                      State Bond Group and of The Legends
                                                      Fund, Inc.


Name, Age and Address        Position with the Fund        Other Business Activities in Past 5 Years
---------------------        ----------------------        -----------------------------------------
Theodore S. Rosky (58)       Director                      Retired since April 1992; Executive Vice
2304 Speed Avenue                                          President, Capital Holding Corporation
Louisville, KY                                             (from December 1991 to April 1992);
                                                           prior thereto, Executive Vice President
                                                           and Chief Financial Officer, Capital
                                                           Holding Corporation.  Director of the
                                                           other mutual funds in the State Bond
                                                           Group and of The Legends Fund, Inc.


Dale C. Bauman (59)          President                     Vice President and Sales Manager, SBM
                                                           Financial Services, Inc., since June 1992;
                                                           prior thereto, Vice President and
                                                           Division  Manager, SBM Financial
                                                           Services, Inc.,  1980 to June 1992.
                                                           President of the other mutual funds in the
                                                           State Bond Group

Keith O. Martens (57)        Vice President                Senior Portfolio Manager, ARM Capital
                                                           Advisors, Inc. since June 14, 1995;
                                                           Executive Vice President - Investments,
                                                           SBM Company; Vice President State
                                                           Bond and Mortgage Life Insurance
                                                           Company and SBM Certificate
                                                           Company.  Vice President of the other
                                                           mutual funds in the State Bond Group.

Barry G. Ward (35)           Controller                    Controller of ARM Financial Group, Inc.
                                                           since April 1996.  From October 1993 to
                                                           April 1996,  Mr. Ward was directly
                                                           responsible for the Company's financial
                                                           reporting function.  From January 1989
                                                           to October 1993, Mr. Ward served in
                                                           various positions within Ernst & Young
                                                           LLP's Insurance Industry Accounting and
                                                           Auditing Practice, the last of which was
                                                           Manager.  Controller of the other mutual
                                                           funds in the State Bond Group and of
                                                           The Legends Fund, Inc.


Name, Age and Address        Position with the Fund        Other Business Activities in Past 5 Years
---------------------        ----------------------        -----------------------------------------
Kevin L. Howard (32)         Vice President and            Assistant General Counsel of ARM
                             Secretary                     Financial Group, Inc. since January 31,
                                                           1994; Assistant General Counsel of
                                                           Capital Holding Corporation from April
                                                           1992 to January 1994; Attorney,
                                                           Greenebaum Doll & McDonald, 1989 to
                                                           April 1992.  Vice President and Secretary
                                                           of the other mutual funds in the State
                                                           Bond Group and Secretary of The
                                                           Legends Fund, Inc.

Peter S. Resnik (35)         Treasurer                     Treasurer of ARM Financial Group, Inc.,
                                                           Integrity and National Integrity since
                                                           December 1993; employed in various
                                                           financial and operational capacities by
                                                           Analytical Risk Management Ltd. since
                                                           December 14, 1992; Assistant Vice
                                                           President of the Commonwealth Life
                                                           Insurance Company subsidiary of Capital
                                                           Holding Corporation from 1986 to
                                                           December 1992.  Treasurer of the other
                                                           mutual funds in the State Bond Group
                                                           and of The Legends Fund, Inc.

Pamela R. Freeman (29)       Assistant Secretary           Financial Analyst with ARM Financial
                                                           Group, Inc. since October 1993; Senior
                                                           Accountant and various other capacities
                                                           with Ernst & Young LLP from 1989 to
                                                           September 1993.

-----------
* Mr. Lindholm is an interested person, as defined in the 1940 Act, by virtue of his positions with ARM Financial Group, Inc.

     Directors of the Fund (including former Directors) received aggregate remuneration of $5,716 during the Fund's fiscal year ended June 30, 1996. Directors and officers of the Fund as a group owned directly or indirectly 1,005 shares, or 0.06% of the Fund's capital stock at June 30, 1996.

      The following table sets forth, for the fiscal year ended June 30, 1996, compensation paid by the Fund to the non-interested Directors and, for the 1995 calendar year, the aggregate compensation paid by the six funds in the State Bond Group of mutual funds to the non-interested Directors. Directors who are interested persons, as defined in the 1940 Act, received no compensation from the Fund.



                                       Total Compensation
                                        from State Bond
                                        Group of Mutual
                         Aggregate       Funds and The
                       Compensation    Legends Fund, Inc.
Name of Director       from Fund (a)   (b)
----------------       -------------   ------------------
William B. Faulkner       $1,336             $5,778

Patrick M. Finley*        $  222             $3,096

Arthur Gartland*          $  150             $6,900

John Katz                 $1,336             $9,264

Chris L. Mahai            $1,336             $3,528

Theodore S. Rosky         $1,336             $9,264


____________________
(a) There were no pension or retirement benefits accrued for any of the named persons by any of the funds.

(b) Messrs. Faulkner, Katz and Rosky are directors of The Legends Fund, Inc., a mutual fund which is advised by the Manager, the compensation from which is included in the above amounts of total compensation.

* Messrs. Finley and Gartland resigned as Directors in January 1996 and November 1995, respectively.

                                  THE MANAGER

     ARM Capital Advisors, Inc. (the "Manager") manages the investments of the Fund and administers its business and other affairs. The address of the Manager is 200 Park Avenue, 20th Floor, New York, New York 10166. The predecessor to the Manager was SBM Company, which served as manager of the Fund from the Fund's inception until June 13, 1995. The Manager assumed management of the Fund on June 14, 1995, effective for accounting purposes as of June 1, 1995, following the acquisition of substantially all of the business operations of SBM Company by ARM.

     The Manager is a wholly-owned subsidiary of ARM Financial Group, Inc. ("ARM"), a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $5.9 billion.

     The Manager is also manager of the other mutual funds in the State Bond Group of mutual funds: State Bond Cash Management Fund, State Bond Common Stock Fund, State Bond Diversified Fund, State Bond Tax Exempt Fund, and State Bond U.S. Government and Agency Securities Fund.

                       MANAGEMENT AGREEMENT AND EXPENSES

     Under the Investment Advisory and Management Agreement (the "Agreement"), dated June 14, 1995, subject to the control of the Board of Directors, the Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies and administers its business and other affairs. The Manager provides the Fund with such office space, administrative services and executive personnel as are necessary for Fund operations. The Manager also pays all the compensation of the directors of the Fund who are employees of the Manager and of the officers and employees of the Fund. In addition, the Manager pays distribution expenses pursuant to the Fund's 12b-1 Plan.

     The Fund pays the Manager a management fee for its services, calculated daily and payable monthly, equal to an annual fee of .85 of 1% of the first $100,000,000 of average daily net assets of the Fund and .80% of 1% of the average daily net assets of the Fund in excess of $100,000,000. A portion of this fee is paid to SBM Financial Services, Inc. (the "Distributor") in connection with the Fund's 12b-1 Plan (see Plan of Distribution). SBM Company, the previous investment manager of the Fund received the following amounts from the Fund as a management fee (excluding 12b-1 plan fees) during the periods ended June 30, 1995 and 1994, respectively: $96,640 and $96,758. For the fiscal year ended June 30, 1996 and the period from June 1, 1995, the effective date for accounting purposes on which the Manager assumed its duties with respect to the Fund, through, June 30, 1995, the Manager received a management fee (excluding 12b-1 plan fees) of $113,090 and $9,606, respectively. The Manager has voluntary undertaken, and SBM Company previously voluntarily undertook, to reimburse the Fund for any expenses incurred by the Fund to the extent the Fund's total expenses exceeded 1% of average daily net assets, despite the fact that higher expenses may be permitted by state law. For the fiscal year ended June 30, 1996 and for the period June 1, 1995 to June 30, 1996, the Manager reimbursed the Fund in the amount of $32,639 and $2,378, respectively. SBM Company reimbursed the Fund during the periods ended June 30, 1995, and 1994 in the following amounts: $40,101 and $46,311, respectively.

     The Fund pays all its expenses other than those assumed by the Manager, including the investment advisory and management fee; outside legal, auditing and accounting expenses; bookkeeping, record keeping, and Fund portfolio and Fund shares pricing expenses; interest, taxes and governmental fees; expenses incurred in connection with membership in investment company organizations; brokerage commissions or charges, if any; fees of custodians, transfer agents, registrars, accounting services agents, or other agents; expense of preparing share certificates; expenses relating to the redemption or repurchase of the Fund's shares; investor services expenses; expenses of registering and qualifying Fund shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, statements of additional information, reports, notices and dividends to Fund shareholders; cost of stationery; costs of stockholder and other meetings of the Fund; traveling expenses of officers, directors, and employees of the Fund, if any; fees of the Fund's independent directors and salaries of any officers or employees who are not affiliated with the Manager; the Fund's pro rata portion of premiums on any fidelity bond and insurance covering the Fund; and general corporate fees and expenses.

     Under the regulations of various states in which the Fund's shares are qualified for sale, the amount of annual expenses which the Fund may pay are limited to certain percentages of its average net assets. The most stringent of such requirements limits such expenses, with certain limited categories of expenses excepted, to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million, and 1 1/2% of the remaining average net assets.

     The Agreement may be terminated at any time on 60 days' written notice by the Board of Directors, or by vote of a majority of the outstanding shares or by the Manager. The Agreement will terminate automatically upon assignment. The Agreement will continue in effect from year to year so long as continuance is approved annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting shares, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     Accounting Services Agreement. Prior to June 1, 1995, SBM Company also acted as the accounting services agent for the Fund pursuant to a separate agreement. Under this agreement, SBM Company was paid a fee for keeping the books, accounts, records, journals and other records of original entry relating to the business of the Fund current. It also performed certain daily functions in connection with the Fund's accounts and records. The Manager received $0 and $625 from the Fund for accounting services provided by the Manager during the fiscal year ended June 30, 1996 and for the period June 1, 1995 through June 14, 1995, respectively. SBM Company, as the previous accounting services agent, received the following amounts from the Fund for the periods ended June 30, 1995 and 1994, respectively; $13,750 and $15,000.

                                TRANSFER AGENT

     ARM Transfer Agency, Inc. acts as the transfer and dividend disbursing agent for the Fund pursuant to an agreement with the Fund and is compensated on a transactional basis under a schedule approved by the Fund's Board of Directors. The transfer agent maintains shareholders lists, processes requested account registration changes and stock certificate issuance and redemption requests, administers withdrawal plans, administers mailing and tabulation of Fund proxy solicitations, and administers payment of distributions declared by
the Fund.   ARM Transfer Agency, Inc. received $2,988 in transfer agency fees from the Fund for the fiscal year ended June 30, 1996. SBM Financial Services, Inc. acted as the Fund's transfer and dividend disbursing agent for the period June 1, 1995 to June 30, 1995 and for the period July 1, 1995 to January 31, 1996, and received transfer agency fees of $610 and $4,637 during such periods, respectively. SBM Company, the Fund's previous transfer and dividend disbursing agent, received the following amounts from the Fund for the periods ended June 30, 1995 and 1994, respectively; $6,890 and $6,200.

                             PLAN OF DISTRIBUTION

     The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which a portion of the fees paid to the Manager is paid by the Manager to the Distributor, as described below.

     SBM Financial Services, Inc. (the "Distributor"), a subsidiary of ARM, acts as distributor of the shares of the Fund and of the other mutual funds in the State Bond Group. Under the Investment Advisory and Management Agreement (the "Agreement"), a portion of the advisory fee the Fund pays the Manager is paid by the Manager to the Distributor to be used to pay for account servicing, to compensate those who provide administration, shareholder service and distribution assistance (the Service Entities), and to pay certain other expenses of selling Fund shares. As noted above, the Manager will receive a monthly fee equivalent on an annual basis to .85 of 1% of the first $100,000,000 of average daily net assets of the Fund and .80 of 1% of the average daily net assets in excess of $100,000,000. From this amount, .25 of 1% of the average daily net assets of the Fund will be paid to the Distributor under the Plan. A portion of the fee may be used for advertising and promotional expenses including, by way of example but not by way of limitation, costs of printing and mailing prospectuses, statements of additional information and shareholder reports to prospective investors; preparation and distribution of sales literature; advertising of any type; an allocation of overhead and other expenses of the Distributor related to the distribution of Fund shares; and payments to, and expenses of, officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other person who provides support services in connection with the distribution of Fund shares, including travel, entertainment, and telephone expenses.

     The Prospectus outlines the general uses to which the Distributor is authorized to apply the fees received by it. During the fiscal year ended June 30, 1996, the Distributor received $47,120 in such fees. The Distributor used these fees to cover the following expenses: compensation of sales personnel - $36,462; compensation of marketing and sales administration personnel - $10,100; marketing materials - $7,209, and promotion and travel - $1,380.

     The arrangements under which the Fund compensates, indirectly, those who provide administration, shareholder service, and distribution assistance, as described above, are set forth in the Plan. The Plan provides:

     (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by the Board of Directors and by the Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan;

     (ii) That any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement shall provide to the Fund's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

     (iii) That it may be terminated at any time by vote of a majority of the members of the Board of Directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by vote of a majority of the outstanding voting shares of the Fund.

     The Plan provides that it may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the Plan must be approved by the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and have no financial interest in the operation of the Plan or any related agreements. The Fund may implement the Plan only if the selection and nomination of the Fund's disinterested Directors are committed to the discretion of the Fund's existing disinterested Directors. Under the terms of Rule 12b-1, the Fund must preserve copies of any plan, agreement or report made pursuant to the Rule for a period of not less than six years in an easily accessible place.

                                   CUSTODIAN

     Investors Fiduciary Trust Company serves as custodian for the Fund's portfolio securities and cash, and in that capacity, maintains certain financial and accounting books and records pursuant to a separate agreement with the Fund.

                             INDEPENDENT AUDITORS

     Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, independent auditors, have been selected as auditors of the Fund and issue a report on the Fund's financial statements.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     As the Fund's portfolio is exclusively composed of debt (rather than equity) securities, most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. Most Fund transactions are with the issuer, or with major dealers acting for their own account and not as brokers. In effecting portfolio transactions the Fund seeks the most favorable net price consistent with the best execution. However, frequently the Fund selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction, because of the volatility of the market and the desire of the Fund to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield, or both. No brokerage is allocated for the sale of Fund shares.

     While it is not expected that the Fund will effect any transactions on an agency basis, if it does so the Manager will seek to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to the Manager. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows the Manager to supplement its own investment research activities and enables it to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Manager, the Manager receives a benefit, not capable of evaluation in dollar amounts.

     The Manager has not entered into any formal or informal agreements with any broker-dealers, and it does not maintain any "formula" which must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided the Manager, except as noted below. If it is believed to be in the best interests of the Fund, the Manager may place portfolio transactions with brokers who provide the types of services described above, even if it means the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services. The Manager also serves as investment adviser for other mutual funds. To the extent that the Fund may pay a somewhat higher brokerage commission or somewhat higher price on a trade because such trade is executed by a broker-dealer which also provides research and statistical services, it is possible that said research and statistical services may also be of value to one of the other mutual funds. However, it is felt that this possibility of mutual benefit is not capable of measurement.

     No brokerage commissions were paid by the Fund in any of the fiscal years ended June 30, 1996, 1995, and 1994.

                              PURCHASE OF SHARES

What Reductions are Provided?
-----------------------------

     Volume Discounts are provided if the total amount being invested in shares of the Fund alone, or in any combination of shares of the Fund and the other funds in the State Bond Group having a sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

     The Right of Accumulation allows you to combine the amount being invested in shares of the Fund and the other mutual funds in the State Bond Group having a sales charge with the total net asset value of shares of those mutual funds already owned and the total net asset value of shares you own of State Bond Cash Management Fund which were acquired through an exchange of shares of another mutual fund in the State Bond Group, to determine reduced sales charges in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of shares of State Bond Cash Management Fund acquired in an exchange, will be taken into account in orders placed, however, only if the Distributor is notified by you or your dealer of the amount owned at the time your purchase is made and is furnished sufficient information to permit confirmation.

     The schedule of sales charges is also applicable to the aggregate amount of purchases made by a single person within a period of 13 months pursuant to a written Purchase Intention and Price Agreement (the "Letter of Intent"), a form of which is available from the Distributor. The Letter of Intent provides for a price adjustment applicable to the amount of intended purchases specified in the Letter of Intent based upon the amount of purchases specified plus the total net asset value of the shares of the other mutual funds in the State Bond Group already owned that have a sales charge and the total net asset value of the shares owned of State Bond Tax Exempt Fund which were acquired through an exchange of shares. The investor considering the possibility of signing a Letter of Intent should read it carefully. The schedule of sales charges applicable to all amounts invested under the Letter of Intent is computed as if the aggregate amount had been invested immediately. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of the Letter of Intent. Shares with a net asset value equal to 5% of the minimum purchase amount specified are held in escrow to be applied toward any sales charge deficiency that might result if the Letter of Intent is not completed. The shares so held may be redeemed and proceeds thereof used as required to pay additional sales charges which may be due if the amount of purchases by such person during the 13 month period aggregates less than the amount specified in the Letter of Intent. Escrow shares not redeemed will be delivered to the investor upon completion of purchases under the Letter of Intent.

     If the gross amount invested within the 13 month period covered by the Letter of Intent exceeds the specified purchase amount and reaches a level allowing a smaller sales charge, a price adjustment will be made on the day it reaches the new level. The Letter of Intent is not a binding agreement upon the investor to purchase, or the Fund to sell, the full indicated amount.

Who Is Entitled To Reductions?
------------------------------

     Reductions in sales charges apply to purchases by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account, including employee benefit plans qualified under Section 401 of the Internal Revenue Code.


                                OFFERING PRICE

     The public offering price is determined by adding to the Fund's current net asset value per share (as described under "How is Net Asset Value Per Share Determined?") the sales charge percentage applicable to the transaction. The portfolio securities in which the Fund invests fluctuate in value, and hence the net asset value per share of the Fund also fluctuates. The following sample calculation is based upon the total net assets of the Fund on June 30, 1996 of $19,196,912 and the total shares of the Fund outstanding as of that date of 1,818,405 and a transaction with an applicable sales charge of the maximum 4.5%:

     Net Asset Value Per Share          $10.56   ($19,196,912 divided by
                                        ======   1,818,405 shares outstanding)

     Maximum Offering Price Per Share   $11.06   ($10.56 divided by .955)
                                        ======


                          HOW ARE SHARES DISTRIBUTED?

     SBM Financial Services, Inc., a subsidiary of ARM, acts as distributor of the shares of the Fund and of the other mutual funds in the State Bond Group. As distributor of the Fund's capital stock, SBM Financial Services, Inc. allows concessions to all dealers of up to 4.0% on purchases to which the 4.5% sales charge applies. In the event that the dealer concession is 90% or more of the sales charge, dealers taking advantage of such concession may be deemed to be underwriters under the Securities Act of 1933. The Distributor also pays sales commissions to its own agents who sell Fund shares. The Distributor retains the balance of sales charges paid by investors. The sales charges paid by investors and received by the Distributor amounted to the following amounts during the periods ended June 30, 1996, 1995, and 1994, respectively: $54,284; $90,322; and
$84,012. The Distributor retained these entire amounts.

     The agreement between the Fund and the Distributor provides that the Distributor will pay certain expenses such as printing costs of prospectuses and Statements of Additional Information used in offering shares to prospective investors, applications and confirmations, and all other expenses in connection with the issuance and sale of the Fund's shares. The Fund will pay the costs of registering and qualifying shares for sale and of preparing, setting in print, and printing and distributing prospectuses to existing shareholders.


                        HOW CAN YOU "SELL" YOUR SHARES?

     The procedure for redemption of Fund shares under ordinary circumstances is set forth in the Prospectus.

     In unusual circumstances, payment may be postponed if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the New York Stock Exchange during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission.

                  HOW IS NET ASSET VALUE PER SHARE DETERMINED?

     Net asset value per Fund share is determined as of the close of the New York Stock Exchange on each day that the New York Stock Exchange is open for business. The New York Stock Exchange is closed on Saturdays and Sundays and is also closed in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value is determined by dividing the value of the total assets of the Fund, less liabilities, by the number of shares outstanding.

     In determining net asset value, the Fund utilizes the valuations of its portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service values portfolio securities which have remaining maturities of more than 60 days from the date of valuation at quoted bid prices or the yield equivalents when quotations are readily available. Such securities for which quotations are not readily available (which constitute a majority of the Fund's portfolio securities) are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal securities and other securities in the Fund's portfolio of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Short-term holdings maturing in 60 days or less are valued at cost plus accrued interest, which approximates market value.


                             TAX STATUS OF THE FUND

     The Fund has fulfilled during its most recent fiscal year, and intends to continue to fulfill, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company, and so long as it remains so qualified, it will not be liable for Federal income tax to the extent that it distributes all of its net taxable and non-taxable income to shareholders.


                           ADDITIONAL TAX INFORMATION

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends other than those treated as long-term capital gains. Minnesota law also restricts the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Indebtedness may be allocated to shares of the Fund even though not directly traceable to the purchase of such shares.

     Any loss on the sale or exchange of shares held for six months or less (although regulations may reduce this time period to 31 days) will be disallowed for federal income tax purposes to the extent of the amount of any exempt-interest dividend received with respect to such shares. Except to the extent disallowed pursuant to the preceding sentence, any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of any dividend received from long-term capital gains with respect to such shares. Similar rules apply in the case of individuals, estates and trusts under Minnesota law.

     For federal tax purposes, if a shareholder exchanges shares of the Fund for shares of any other fund in the State Bond Fund Group pursuant to the exchange privilege (see "How does the Fund's Exchange

Privilege Work?" in the Prospectus), such exchange will be considered a taxable sale of the shares in the Fund. Furthermore, if a shareholder carries out the exchange within 90 days of purchasing the shares in the Fund, the sales charge incurred on the purchase of those shares cannot be taken into account for determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge on the purchase of the later-acquired shares is reduced because of the exchange privilege. However, the amount of the sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the shares in the Fund may be taken into account in determining his gain or loss on the eventual sale or exchange of the later-acquired shares.

     Pursuant to the Code, the Fund is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

     Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

     Information regarding the tax status of payments you receive is set forth in the Prospectus.


                WILL THE FUND WITHHOLD TAXES ON DISTRIBUTIONS?

     Under Federal law, the Fund is required, subject to certain exceptions, to withhold and remit to the U.S. Treasury 31% of distributions and redemption proceeds paid on an account if the holder of the account provides the Fund with either an incorrect tax identification number or no number at all, or fails to certify to the Fund that he is not subject to such withholding.


                              GENERAL INFORMATION

     As previously indicated, the Fund was incorporated in Maryland on December 12, 1987. In March 1993, the Fund was reorganized as an individual investment portfolio of a series fund, "State Bond Tax-Free Income Funds, Inc."

     Under Maryland law, each director of State Bond Tax-Free Income Funds, Inc. owes certain duties to the Fund and its shareholders. Maryland law provides that a director shall "perform his duties as a director in good faith, in a manner he reasonably believes to be in the best interests of the corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances." Fiduciary duties of a director of a Maryland corporation include, therefore, both a duty of "loyalty" (to act in good faith and in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would use under similar circumstances). Maryland law allows Maryland corporations to eliminate or limit the personal liability of a director or an officer to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care."

     The Amended and Restated Articles of Incorporation of State Bond Tax-Free Income Funds, Inc. contain a provision eliminating liability of directors and officers to the corporation or its shareholders to the fullest extent permitted by Maryland law. Therefore, directors and officers of State Bond Tax-Free Income Funds, Inc. will not be liable for monetary damages to the Fund or its shareholders for breach of the duty of care. However, such elimination of liability is subject to several significant limitations. Applicable Maryland law regarding a director's duty of care does not permit the elimination or limitation of liability (1) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services for the amount of the benefit or profit in money, property or services actually received; (2) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; or (3) for any action or failure to act occurring prior to February 18, 1988. In addition, due to the provisions of the Investment Company Act of 1940, shareholders would still have a right to pursue monetary claims against directors or officers for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of their duties as directors or officers.

                   State Bond Minnesota Tax-Free Income Fund

                            Schedule of Investments

                                 June 30, 1996


                                          MOODY'S/S&P  PRINCIPAL
                                            RATING      AMOUNT             VALUE
                                        ------------------------------------------

MUNICIPAL BONDS (97.9%)

Albany, MN Independent School District
 #745, G.O. Bonds, 6.000%, due 2009       Aa1/NR       $250,000          $243,377
Bloomington Port Authority, Series 1994
 A, 5.250%, due 2003                      Aaa/AAA       200,000           201,430
Burnsville, MN Multi-Family Housing
 Rev. Ref. Bonds, Coventry Court
 Apartments Project, Series 1989,         NR/AAA        100,000           104,710
 7.500%, due 2027
Centennial Minnesota Independent School
 District #12, G.O. Bonds, Series 1991
 A, 7.150%, due 2011                      Aaa/AAA       250,000           270,355
Coon Rapids, MN, G.O. Tax Increment
 Bonds, Series 1986 B2, 7.750%,
 due 2006                                 A/NR          150,000           150,416
Dakota County, MN, G.O. Ref. Bonds,
 6.450%, due 2010                         Aaa/AAA       300,000           313,122
Dakota County, MN Housing and Rev.
 Authority, SFM Rev. Bonds, 7.200%,
 due 2009                                 NR/AAA        170,000           176,402
Duluth, MN, G.O. Water Rev., Series
 1992 A, 6.250%, due 2007                 A/NR          285,000           295,539
Duluth, MN, Economic Development
 Authority, 6.200%, due 2012              Aaa/AAA        60,000            64,730
Duluth, MN, Economic Development
 Authority, 6.200%, due 2012              Aaa/AAA       140,000           144,865
Eden Prairie, MN Multi-Family Housing
 Preserve Place Apartments, 7.875%,
 due 2017                                 NR/AAA        100,000           104,463
Eden Prairie, MN Housing &
 Redevelopment Authority, 6.200%,
 due 2008                                 A/NR          300,000           312,639
Edina, MN Independent School District
 #273, 5.497%, due 2013                   A1/NR         300,000           300,408
Foley, MN Independent School District
 #51 MBIA, 7.500%, due 2008               Aaa/AAA       100,000           104,395


                                          MOODY'S/S&P   PRINCIPAL
                                            RATING        AMOUNT      VALUE
                                          -----------------------------------

MUNICIPAL BONDS (CONTINUED)
Hennepin County, MN Lease Rev.
 Certificate of Participation, Series
 1991, 6.800%, due 2017                      Aa/AA       $165,000   $177,961
Kandiyohi County, MN, G.O. Ref. Bonds,
 Series 1993, 5.650%, due 2011                A/NR        225,000    224,766
Metropolitan Council, MN, 7.250%, due
 2007                                      Aaa/AAA        150,000    162,951
Minneapolis, MN, 5.750%, due 2010          Aaa/AAA        275,000    278,814
Minneapolis, MN, 6.250%, due 2012          Aaa/AAA        250,000    262,813
Minneapolis, MN Multi-Family Housing
 Revenue, 7.125%, due 2010                  NR/AAA        200,000    211,544
Minneapolis, MN Multi-Family Housing
 Revenue, 7.050%, due 2022                  NR/AAA        300,000    311,844
Minneapolis, MN Special School District
 #001, 5.900%, due 2011                    Aaa/AAA        400,000    406,948
Minnesota State University Board
 Revenue, 6.000%, due 2013                    A/NR        300,000    304,520
Minnesota Public Access Authority,
 Water Pollution Control, Rev. Bonds,
 Series 1990 A, 7.100%, due 2012           Aa1/AAA        300,000    329,502
Minnesota Public Facilities Authority,
 Water Pollution Control, Rev. Bonds,
 Series 1991 A, 6.950%, due 2013           Aa1/AAA        250,000    277,030
Minnesota Public Facilities Authority,
 Water Pollution Control, Rev. Bonds,
 Series 1992 A, 6.500%, due 2014           Aa1/AAA        250,000    266,708
Minnesota State, 7.000%, due 2007          Aaa/AAA        150,000    162,641
Minnesota State Housing Finance Agency,
 7.300%, due 2017                           Aa/AA+        255,000    269,497
Minnesota State Housing Finance Agency,
 Rental Housing, Series C Ref. Bonds,
 6.150%, due 2014                           NR/AA+        175,000    175,768

                   State Bond Minnesota Tax-Free Income Fund



                                          MOODY'S/S&P      PRINCIPAL
                                            RATING          AMOUNT           VALUE
                                          ------------------------------------------

MUNICIPAL BONDS (CONTINUED)

Minnesota State Housing Insurance
 Agency, 7.650%, due 2008                    Aa/AA+         $ 95,000        $100,239
Minnesota State Housing Finance Agency,
 6.000%, due 2014                            NR/AA+          160,000         159,645
Minnesota State Housing Finance Agency,
 7.100%, due 2011                            Aa/AA+          195,000         205,345
Minnesota State Housing Finance Agency,
 Single Family Mortgage, 5.850%, due
 2011                                        Aa/AA+          345,000         343,634
Minnesota State Higher Education
 Facilities, 6.300%, due 2014                Aa/AA-          300,000         312,129
Minnesota State Higher Education
 Facilities, 5.450%, due 2007                A1/NR           200,000         198,158
Minnesota State Higher Education
 Facilities, 5.600%, due 2014                A1/NR           315,000         304,180
Minnesota State Housing Development
 Single Family Mortgage, Series B,
 7.250%, due 2016                            Aa/AA+           45,000          46,007
Minnetonka, MN Multi-Family Housing
 Rev. Bonds (Cedar Hills East Project),
 7.500%, due 2017                            NR/AA           100,000         101,677
Moorhead, MN Public Utility Rev. Bonds,
 Series 1992, 6.050%, due 2006               Aaa/AAA         300,000         314,427
Northern Municipal Power Agency, MN
 Electric Rev. Ref. Bonds, Series A,
 7.250%, due 2017                            Aaa/AAA         285,000         309,060
Northern Municipal Power Agency, MN
 Electric Rev. Ref. Bonds, 6.000%, due
 2020                                        A/A             530,000         530,360
Owatonna, MN Public Utility Ref. Bonds,
 Series 1990, 7.400%, due 2007               A1/NR           300,000         325,797

                                         MOODY'S/S&P         PRINCIPAL
                                           RATING             AMOUNT         VALUE
                                         -------------------------------------------
MUNICIPAL BONDS (CONTINUED)
Ramsey & Washington Counties Resource
 Recovery Rev. Bonds, NSP Project,
 6.750%, due 2006                         A1/AA-              $100,000      $105,155


Red Wing Independent School District
 #256, G.O. School Building, Series
 1998 A, 7.300%, due 2004                 A1/NR                150,000       156,491


Robbinsdale Hospital Ref. Rev. NMMCP,
 1989, 7.200%, due 2005                   Aaa/AAA              100,000       108,324

Robbinsdale Hospital Ref. Rev. NMMCP,
 Series A, 5.450%, due 2013               Aaa/AAA              300,000       289,083

Robbinsdale Hospital Revenue, 5.450%,
 due 2013                                 Aaa/AAA              370,000       356,536

Rochester, MN Health Care Facility Rev.
 Bonds, Mayo Medical Center, 6.250%,
 due 2021                                 NR/AA+               500,000       512,065


Rosemount, MN Independent School
 District, 5.875%, due 2014               Aa1/AA               500,000       503,275

Roseville, MN Independent School
 District, 5.250%, due 2013               Aaa/AAA              300,000       286,860

St. Anthony-New Brighton Independent
 School District #282, G.O. Bonds,
 5.700%, due 2012                         Aa1/NR               300,000       301,599


St. Cloud, MN Hydro Electric Generator
 Facility Gross Rev. Bonds, 7.375%, due
 2018                                     NR/A-                250,000       257,533


St. Louis Park, MN Health Care
 Facility, 5.200%, due 2016               Aaa/AAA              480,000       440,314

St. Paul, MN, G.O. Street Improvement,
 Special Assessment Bonds, Series 1988
 D, 7.200%, due 2008                      Aa/AA+               100,000       100,602


St. Paul, MN Housing & Redevelopment
 Authority, Package R, 6.450%, due 2007   NR/A-                300,000       323,115

                   State Bond Minnesota Tax-Free Income Fund

                                               MOODY'S/S&P    PRINCIPAL
                                                 RATING        AMOUNT        VALUE
                                               -----------------------------------
MUNICIPAL BONDS (CONTINUED)

St. Paul, MN Housing and Redevelopment
 Authority Revenue Bonds, 5.400%, due
 2008                                          Aaa/AAA       $300,000     $298,389
St. Paul, MN, Independent School
 District #625, Series C, 5.550%, due
 2012                                          Aa/AA          300,000      297,822
St. Paul, MN, Independent School
 District #625, Series 1994 C, 6.050%,
 due 2012                                      Aa/AA          400,000      409,000
St. Paul, MN, Independent School
 District #625, School Building Bonds,
 Series 1990 D, 7.250%, due 2009               Aa/AA          150,000      159,977
St. Paul, MN, Independent School
 District #625, 5.250%, due 2015               Aa/AA          300,000      284,301
St. Paul, MN Independent School
 District, 5.200%, due 2011                    Aa1/AA         300,000      288,996
Southern MN Municipal Power Agency,
 Power Supply, 8.125%, due 2018                Aaa/AAA        300,000      323,835
Stearns County, MN, G.O. Ref. Bonds,
 Series B, 6.000%, due 2007                    A/NR           325,000      336,427
Stearns County, MN, Independent #2753,
 5.000%, due 2012                              Aa1/NR         300,000      279,804
Vadnais Heights, MN Housing Development
 Rev. Bonds, Riverwood Housing
 Foundation, 7.500%, due 2009                  NR/A+          115,000      115,382
Wayzata, MN Tax Increment Bonds,
 7.000%, due 2010                              Aa/NR          200,000      215,932
Wayzata, MN Independent School District
 #284, G.O. Bonds, Series 1994 B,
 5.800%, due 2009                              Aa1/NR         250,000      254,683
Western Minnesota Municipal Power
 Agency, Power Supply Revenue Ref.
 Bonds, 6.875%, due 2007                       A1/A           300,000      309,558
Western Minnesota Municipal Power,
 Series A, 6.125%, due 2016                    A1/A           250,000      249,995

                                               MOODY'S/S&P    PRINCIPAL
                                                 RATING        AMOUNT      VALUE
                                               ---------------------------------
MUNICIPAL BONDS (CONTINUED)
Western Minnesota Municipal Power
 Agency, Transmission Project Rev. Ref.
 Bonds, Series 1991, 6.750%, due 2016          Aaa/AAA    $200,000   $   212,828


Whitewater Bear Lake School, 6.000%,
 due 2012                                      Aa1/NR      250,000       255,635

Worthington, MN, G.O. Water Rev. Bonds,
 Series 1990 A, 7.000%, due 2010               A/NR        100,000       106,325

Wright County, MN, G.O. Jail Ref.
 Bonds, Series 1992 B, 6.000%, due 2007        A/NR        350,000       362,282
                                                                     -----------
TOTAL MUNICIPAL BONDS (Cost $17,878,298)                              18,362,939

SHORT-TERM SECURITIES (2.1%)

General Electric Capital Corp., 5.000%,
 due 07/01/96                                              390,000       390,000
                                                                     -----------
TOTAL SHORT-TERM SECURITIES (Cost $390,000)                              390,000
                                                                     -----------
TOTAL INVESTMENTS (100.0%) (Cost $18,268,298*)                       $18,752,939
                                                                     ===========

*Also represents cost for federal income tax purposes.

Ratings were provided by Moody's Investors Service, Inc. and Standard & Poor's Corporation and are not covered by the report of Ernst & Young LLP.

See accompanying notes.

                   State Bond Minnesota Tax-Free Income Fund

                      Statement of Assets and Liabilities

                                 June 30, 1996

ASSETS
Investment in securities, at value (cost $18,268,298)
  See accompanying schedule                                     $18,752,939
Cash                                                                 55,214
Receivable for reimbursable expenses                                  2,553
Interest and other receivables                                      398,629
                                                                -----------
TOTAL ASSETS                                                     19,209,335

LIABILITIES
Payable to affiliates                                                12,423
                                                                -----------

NET ASSETS                                                      $19,196,912
                                                                ===========
Net Assets consist of:
  Paid-in capital                                               $18,666,066
  Accumulated undistributed net realized gain on investments         46,205
  Net unrealized appreciation on investments                        484,641
                                                                -----------
NET ASSETS, for 1,818,405 shares outstanding                    $19,196,912
                                                                ===========

NET ASSET VALUE and redemption price per share                  $     10.56
                                                                ===========
Maximum offering price per share (includes maximum sales
  charge of 4.5% reduced on purchases of $50,000 or more)       $     11.06
                                                                ===========

See accompanying notes.

                   State Bond Minnesota Tax-Free Income Fund

                            Statement of Operations

                            Year Ended June 30, 1996

INVESTMENT INCOME
 Interest                                                            $1,135,500

EXPENSES
 Investment advisory and management fees                                113,090
 Rule 12b-1 plan fees                                                    47,121
 Professional fees                                                       16,868
 Printing expenses                                                        8,069
 Transfer agent fees                                                      7,625
 Accounting and custodian fees                                           18,684
 Other expenses                                                           9,666
                                                                      ---------
  Total expenses before reimbursement                                   221,123
  Less: expense reimbursement                                           (32,639)
                                                                      ---------
  Net expenses                                                          188,484
                                                                      ---------
Net investment income                                                   947,016

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on investments                                        53,432
 Change in unrealized appreciation on investments                      (128,527)
                                                                      ---------
Net loss on investments                                                 (75,095)
                                                                      ---------
Net increase in net assets resulting from operations                  $ 871,921
                                                                      =========

See accompanying notes.

                   State Bond Minnesota Tax-Free Income Fund

                       Statement of Changes in Net Assets


                                                       YEAR ENDED JUNE 30,
                                                        1996         1995
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                              $   947,016   $   945,895
 Net realized gain on investments                        53,432        27,592
 Change in net unrealized appreciation                 (128,527)      268,408
                                                  ---------------------------
  Net increase in net assets resulting from
   operations                                           871,921     1,241,895

Distributions to shareholders from:
 Net investment income                                 (947,016)     (945,895)
 Net realized gain                                      (34,819)         -
                                                  ---------------------------

  Total distributions to shareholders                  (981,835)     (945,895)

Capital share transactions:
 Proceeds from sales of shares                        1,508,207     3,233,318
 Proceeds from reinvested distributions                 911,416       675,610
 Cost of shares redeemed                             (1,290,750)   (2,512,546)
                                                  ---------------------------
  Net increase in net assets resulting from share
   transactions                                       1,128,873     1,396,382
                                                  ---------------------------

Total increase in net assets                          1,018,959     1,692,382

NET ASSETS
Beginning of year                                    18,177,953    16,485,571
                                                  ---------------------------

End of year                                         $19,196,912   $18,177,953
                                                  ===========================

OTHER INFORMATION
Shares:
 Sold                                                   141,624       311,971
 Issued through reinvestment of distributions            85,112        65,014
 Redeemed                                              (121,469)     (241,814)
                                                  ---------------------------
  Net increase                                          105,267       135,171
                                                  ===========================

See accompanying notes.

                   State Bond Minnesota Tax-Free Income Fund

                             Financial Highlights


                                                        YEAR ENDED JUNE 30,
                                        -------------------------------------------------
                                            1996      1995      1994      1993      1992
                                        -------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of year        $ 10.61   $ 10.45   $ 10.94   $ 10.49   $ 10.18
Income from investment operations:
 Net investment income                        .53       .56       .56       .59       .61
 Net realized and unrealized gain
  (loss) on investments                      (.03)      .16      (.47)      .45       .33

                                        -------------------------------------------------

 Total from investment operations             .50       .72       .09      1.04       .94
Less distributions:
 From net investment income                  (.53)     (.56)     (.56)     (.59)     (.61)
 From net realized gain                      (.02)               (.02)               (.02)
                                        -------------------------------------------------
  Total distributions                        (.55)     (.56)     (.58)     (.59)     (.63)
                                        -------------------------------------------------


Net asset value, end of year              $ 10.56   $ 10.61   $ 10.45   $ 10.94   $ 10.49
                                        =================================================

TOTAL RETURN (A)                             4.78%     7.10%     0.79%    10.06%     9.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (in thousands)                           $19,197   $18,178   $16,486   $15,318   $12,244
Ratio of expenses to average net assets
                                             1.00%     1.00%     1.00%     1.00%     1.00%
Ratio of net investment income to
 average net assets                          5.02%     5.37%     5.14%     5.41%     5.86%

Ratio of expenses to average net assets
 before voluntary expense reimbursement
 (Note 2)                                    1.17%     1.24%     1.29%     1.38%     1.54%


Ratio of net investment income to
 average net assets before voluntary
 expense reimbursement (Note 2)              4.85%     5.10%     4.87%     5.02%     5.32%


Portfolio turnover rate                        13%        6%        2%       15%        1%

(A)  Total returns do not consider the effects of the one time sales charge.

                   State Bond Minnesota Tax-Free Income Fund

                         Notes to Financial Statements

                                 June 30, 1996

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The State Bond Minnesota Tax-Free Income Fund (the "Fund") is the only investment portfolio of State Bond Tax-Free Income Funds, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The primary investment objective of the Fund is to maximize current income exempt from both Federal income tax and Minnesota personal income tax to the extent consistent with the preservation of capital, with consideration given to the opportunity for capital gains by investing in tax-exempt securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in Minnesota or a specific industry or region.

ARM Financial Group, Inc. ("ARM") completed the acquisition of substantially all of the assets and business operations of SBM Company ("SBM") on June 14, 1995. As part of this acquisition, ARM Capital Advisors, Inc. ("ARM Capital Advisors"), a subsidiary of ARM, assumed the responsibilities of SBM as manager of the Fund. The Investment Advisory and Management Agreement between the Fund and ARM Capital Advisors contains the same material terms and conditions (including the fees payable to ARM Capital Advisors) as were contained in the Fund"s prior Investment Advisory and Management Agreement with SBM.

As part of the acquisition, ARM acquired all of the issued and outstanding common stock of SBM Financial Services, Inc. ("SBM Financial Services"), the Fund's distributor. Effective February 1, 1996, ARM Transfer Agency, Inc. ("ARM Transfer Agency") replaced SBM Financial Services as transfer agent for the Fund. ARM Transfer Agency assumed SBM Financial Services' responsibility pursuant to a transfer agency agreement with the Fund. ARM Transfer Agency is a wholly-owned subsidiary of ARM.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

INVESTMENTS IN SECURITIES

Investment securities are stated at aggregate market values. Market valuations are furnished by a pricing service approved by the Board of Directors. The pricing service values portfolio securities which have remaining maturities of more than 60 days from the date of valuation at quoted bid prices. Such securities for which quotations are not readily available (which constitute a majority of the Fund's portfolio securities) are valued at fair value as determined by the pricing service. Securities which have remaining maturities of 60 days or less and short-term securities are valued at amortized cost which approximates market value. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

Security transactions are accounted for on trade date, and interest income is recorded on the accrual basis. Realized gains or losses from investment transactions are determined on the basis of specific identification.

At June 30, 1996, net unrealized appreciation on a federal income tax basis was $484,641, which is comprised of unrealized appreciation of $608,832 and unrealized depreciation of $124,191 for tax purposes.

INCOME TAX STATUS AND RELATED MATTERS

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable net investment income and net realized gains. Therefore, no provision for federal income or state income tax is required.

The Fund hereby designates $34,819 as capital gain dividends attributable to the fiscal year ended June 30, 1996 for the purpose of the dividend paid deduction in the Fund's federal income tax returns.

DISTRIBUTIONS TO SHAREHOLDERS

Exempt interest dividends from net investment income are declared daily and distributed monthly. Distributions from net realized investment gains, if any, are declared at least once a year. Dividends and distributions are recorded on the ex-dividend date.

                   State Bond Minnesota Tax-Free Income Fund

2. INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES

ARM Capital Advisors is the Fund's investment adviser. The investment advisory fee is computed at the annual rate of .85% on the first $100,000,000 of average daily net assets of the Fund and .80% on the average daily net assets in excess of $100,000,000. Included in the investment advisory fee is .25% of the average daily net assets which ARM Capital Advisors pays to SBM Financial Services under a Rule 12b-1 plan of share distribution. ARM Capital Advisors has voluntarily undertaken to reimburse the Fund for any expenses in excess of 1% of the average daily net assets despite the fact that higher expenses may be permitted by state law.

Fees paid to SBM Financial Services for underwriting services in connection with sales of the Fund's capital shares aggregated $54,284 for the fiscal year ended June 30, 1996. Such fees are not an expense of the Fund and are excluded from the proceeds received by the Fund for sales of its capital shares as shown in the accompanying statement of changes in net assets.

Certain officers and directors of the Fund are also officers of ARM, ARM Capital Advisors, ARM Transfer Agency, and SBM Financial Services.

3. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and proceeds from sales of securities, excluding short-term investments, during the fiscal year ended June 30, 1996, amounted to $3,820,407 and $2,371,746, respectively.

4. CAPITAL SHARES

At June 30, 1996, the Fund had authority to issue ten billion shares of common stock, with a par value of $.00001 each.

5. SUBSEQUENT EVENT

On August 26, 1996, the Board of Directors of the Fund approved a proposal to reorganize the Fund. The reorganization will involve the sale of the Fund's assets, subject to certain liabilities, to Federated Municipal Opportunities Fund, Inc. (the "Federated Fund"), a mutual fund advised by Federated Investors, in exchange for shares of the Federated Fund. Shares of the Fund would be exchanged at net asset value for shares of equivalent value of the Federated Fund. The reorganization transaction is subject to approval by Fund shareholders and to certain other conditions prior to closing, including the receipt of an opinion as to the tax-free nature of the reorganization for the Fund, the Federated Fund and their respective shareholders. No sales charges would be imposed on the proposed reorganization.

                        Report of Independent Auditors


The Board of Directors and Shareholders
State Bond Minnesota Tax-Free Income Fund

We have audited the accompanying statement of assets and liabilities including the schedule of investments of the State Bond Minnesota Tax-Free Income Fund (the "Fund") as of June 30, 1996 and the related statement of operations for the year then ended and changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended June 30, 1994 of the State Bond Minnesota Tax-Free Income Fund were audited by other auditors whose report dated July 29, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1996, by correspondence with the custodian. As to uncompleted securities transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Bond Minnesota Tax-Free Income Fund at June 30, 1996, and the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Kansas City, Missouri
August 9, 1996,
except for Note 5, as to which the date is August 26, 1996.

                                  APPENDIX A

                 Description of Tax-Exempt Securities Ratings

                               Tax-Exempt Bonds
                               ----------------


Moody's Investors Service, Inc.
-------------------------------

     Aaa: Tax-exempt bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Tax-exempt bonds which are rated Aa are judged to be a high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Tax-exempt bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Tax-exempt bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Tax-exempt bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Tax-exempt bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     NOTE: Moody's applies numerical modifiers 1,2, and 3 in each generic rating classification from Aa through B in its bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services
----------------------------------

     AAA: Tax-exempt bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market they move with interest rates, and hence provide the maximum safety on all counts.

     AA: Tax-exempt bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A: Tax-exempt bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also to some extent, economic conditions.

     BBB: Tax-exempt bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB or B: Tax-exempt bonds rated BB or B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     NOTE: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                               Tax-Exempt Notes
                               ----------------

Moody's
-------

     Moody's ratings for state, municipal and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of primary importance in long-term borrowing risk are of lesser importance in the short run. Symbols used are as follows:

     MIG-1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

     MIG-3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

Standard & Poor's
-----------------

     Until June 29, 1984, Standard & Poor's used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less the ratings below usually will be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

                               Commercial Paper
                               ----------------

Moody's
-------

     Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated Issuers:

     P-1 (Prime-1):  Superior capacity for repayment.

     P-2 (Prime-2):  Strong capacity for repayment.

Standard & Poor's
-----------------

     S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues with the "A" category are delineated with the numbers 1,2 and 3 to indicate the relative degree of safety, as follows:

     A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

     A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.